As filed via EDGAR with the Securities and Exchange Commission on February 26, 2015

Registration Statement No. 2-34277
ICA No. 811-1920

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No. _____	[ ]

Post-Effective Amendment No. 68	[X]

And

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]

Amendment No. 48

STRALEM FUND (Exact Name of Registrant as Specified in Charter)

645 Madison Avenue, New York NY 10022 (Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (212) 888-8123 Andrea Baumann Lustig, 645 Madison Avenue, New York, New York 10022 (Name and Address of Agent for Service)

Copy to:

Aviva Grossman, Esq.
Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

It is proposed that this filing will become effective (check appropriate box):

[ ]	Immediately upon filing pursuant to paragraph (b)	[X]	on March 1, 2015 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)	[ ]	on (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)	[ ]	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

STRALEM Fund

# Stralem Equity Fund

(a series of Stralem Fund)

## PROSPECTUS

## March 1, 2015

ADVISER CLASS - STRAX
INSTITUTIONAL CLASS - STEFX

The Securities and Exchange Commission has not approved or disapproved the shares of the Fund as an investment. The Securities and Exchange Commission also has not determined whether this prospectus is accurate or complete. Any person who tells you that the Securities and Exchange Commission has made such an approval or determination is committing a crime.

TABLE OF CONTENTS

RISK/RETURN SUMMARY	1
Investment Objective	1
Fees and Expenses	1
Principal Investment Strategies	2
Principal Risks of Investing	3
Performance Summary	4
Management of the Fund	6
Purchase and Sale of Fund Shares	6
Tax Information	7
Payments to Broker-Dealers and Other Financial Intermediaries	7
OTHER INVESTMENT CONSIDERATIONS AND DISCLOSURE OF PORTFOLIO HOLDINGS	7
INVESTMENT ADVISER AND INVESTMENT ADVISORY AGREEMENT	8
SHAREHOLDER INFORMATION	10
Investment Minimums	10
Net Asset Value	10
How to Purchase Shares	11
How to Redeem Shares	14
Distribution Fees	16
Stock Split	17
Dividends and Capital Gains Distributions	17
Frequent Purchases and Redemptions of Fund Shares	17
Customer Identification	18
Tax Issues	18
FINANCIAL HIGHLIGHTS	20
PRIVACY NOTICE	22
FOR MORE INFORMATION	Back Cover

RISK/RETURN SUMMARY

Investment Objective

The investment objective of Stralem Equity Fund (the “Fund”) is long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
	Institutional Class	Adviser Class
Redemption Fee (on shares redeemed within 60 days of purchase)	1%	1%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Adviser Class
Management Fees	0.85%	0.85%
Distribution (12b-1) Fees	None	0.25%
Other Expenses	0.27%	0.62%
Total Annual Fund Operating Expenses	1.12%	1.72%
Less: Management Fee Reductions and Expense Reimbursements (1)	0.14%	0.49%
Total Annual Fund Operating Expenses after Management Fee Reductions and Expense Reimbursements	0.98%	1.23%

(1)	Stralem & Company Incorporated (the “Adviser”) has agreed contractually to reduce Management Fees and/or reimburse Fund expenses until at least March 1, 2016 in order to limit Total Annual Fund Operating Expenses, (excluding Acquired Fund Fees and Expenses and certain other expenses) to 0.98% of the Fund’s average daily net assets for Institutional Class shares and 1.23% of the Fund’s average daily net assets for Adviser Class shares. Under the terms of this agreement, the Adviser may recover from the Fund any Management Fee reductions and expense reimbursements for a period of three years after such fees or expenses were incurred, provided that the repayments do not cause the Fund’s Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, brokerage commissions, taxes, interest expense, and any extraordinary expenses) to exceed the agreed upon limits. This arrangement terminates automatically if the Adviser ceases to serve as investment adviser to the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and you then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and takes into account the Adviser’s contractual arrangement to maintain the Fund’s expenses at the agreed upon levels until March 1, 2016 . Although your actual costs may be higher or lower, based on these assumptions your cost would be:

Institutional Class

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$100	$342	$603	$1,351

Adviser Class

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$125	$494	$887	$1,989

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its assets in equity securities of companies with a market capitalization of $4 billion or greater. Stralem & Company Incorporated (the “Adviser”) selects securities of U.S. S&P 500 Index companies using a structural framework that forms the foundation of the Adviser’s investment philosophy. This framework generally consists of investing in stocks in what the Adviser categorizes as two sectors:

•	“Up Market” Companies: Companies that the Adviser believes are fundamentally solid growth companies. This sector is comprised of three categories of stocks that, in the Adviser’s view, typically lead the market when the market is rising: New Industries, New Products and Dominant Firms.

•	“Down Market” Companies: Companies that the Adviser believes are strong cash flow companies. This sector is comprised of two categories of stocks that have, in the Adviser’s opinion, historically preserved capital in a down market: Low Ratio of Price/Cash Flow and High Dividend Yield.

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The Adviser adjusts the balance between Up Market companies and Down Market companies, and the balance among categories in each sector, depending on the Adviser’s assessment of where the market lies with respect to the current market cycle. In general, the Adviser expects that at least half of the Fund’s portfolio securities will be maintained in Up Market Companies. By adjusting the allocation between Up Market and Down Market companies during the phases of the market cycle, the Adviser seeks to grow capital in rising markets and preserve capital during declining markets.

The Adviser takes a bottom-up approach to stock selection and focuses most of its research efforts on security selection within the structural framework. The Adviser uses fundamental analysis and proprietary quantitative analytical tools to identify securities for acquisition or sale, determine sector and category weights and implement risk controls. When researching purchase candidates, the Adviser seeks to identify companies meeting certain criteria including: industry leadership, consistent earnings growth, predictable cash flows, above-average profit margins and strong balance sheets. Once a security is deemed a purchase candidate, it is ultimately selected based on its fit within the structural framework.

Principal Risks of Investing

As with all mutual funds, investing in the Fund involves certain risks. There is no guarantee that the Fund will meet its investment objective or that the Fund will perform as in the past. You may lose money if you invest in the Fund.

The Fund may use various investment techniques, some of which involve greater amounts of risk. To reduce risk, the Fund is subject to certain limitations and restrictions, which are described in the Statement of Additional Information. The Fund intends to comply with the diversification requirements of federal tax law as necessary to qualify as a regulated investment company.

Risks of Investing in the Fund — The following risks apply to an investment in the Fund:

•	Market Risk: The market value of a security may go up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth more or less than it was at the time of purchase. Market risk may apply to individual securities, a particular sector or the entire stock market.

•	Adviser Risk: Fund management affects Fund performance. The Fund may lose money if the Adviser’s investment strategy does not achieve the Fund’s objective or the Adviser does not implement the strategy properly.

•	Equity Risk: The value of an equity security will fluctuate with events affecting the company’s profitability or volatility. Unlike debt securities, which have a preference to a company’s earnings and cash flow, equity securities receive value only after the company meets its other obligations. These fluctuations may cause a security to be worth more or less than it was at the time of purchase.

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•	Non-diversified Risk: The Fund is non-diversified, which means that it may invest in a relatively small number of stocks. To the extent that the Fund invests in a small number of issuers, the Fund’s performance may be substantially affected by an increase or decrease in the value of any one security in the Fund’s portfolio.

Performance Summary

The bar chart shown below and performance table shown on the next page provide some indication of the risks and variability of investing in the Fund. The bar chart shows the changes in the performance of the Fund from year to year for each full calendar year over the last 10 years. The performance table compares the performance of the Fund over the stated periods with a broad measure of market performance (the Standard & Poor’s Composite 500 Index (“S&P 500 Index”)). Absent any fee reductions and/or expense reimbursements, performance would have been lower. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available at www.stralemfund.com or by calling the Fund at 1-866-822-9555.

Annual Total Returns - Institutional Class

During the period shown in the bar chart, the Fund’s highest quarterly return was 14.79% (for the quarter ended September 30, 2009) and the lowest quarterly return was -18.54% (for the quarter ended December 31, 2008).

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Average Annual Total Returns (for periods ended December 31, 2014 )

The performance table below shows how the Fund’s average annual total returns compare with those of the S&P 500 Index. The table also presents the impact of taxes on the Fund’s returns. After-tax returns are shown for Institutional Class shares only and after-tax returns for Adviser Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	One Year	Five Years	Ten Years	Since Inception
Institutional Class Shares (Inception 1/18/2000)
Return Before Taxes	7.05%	11.99%	7.26%	5.38%
Return After Taxes on Distributions	3.50%	10.66%	6.51%	4.79%
Return After Taxes on Distributions and Sale of Fund Shares	6.98%	9.60%	5.87%	4.32%
S&P 500 Index	13.69%	15.45%	7.67%	4.32%
Adviser Class Shares (Inception 11/13/2009)
Return Before Taxes	6.80%	11.72%	—	11.73%
S&P 500 Index	13.69%	15.45%	—	15.53%

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Management of the Fund

Stralem & Company Incorporated is the investment adviser of the Fund.

Portfolio Management

The Adviser employs a team of investment professionals as an Investment Committee to manage the Fund’s investments. The Investment Committee is responsible for making all decisions regarding investment policy and implementation for the Fund. There is no individual portfolio manager discretion. The members of the Investment Committee are:

Name	Title with the Adviser	Length of Service to the Fund
Hirschel B. Abelson	Chairman	2000 to Present
Philippe T. Labaune	Executive Vice President, Director, Trading and Operations	2000 to Present
Adam S. Abelson	Chief Investment Officer, Senior Portfolio Manager	2000 to Present
Andrea Baumann Lustig	President, Director, Private Client Asset Management	2003 to Present
Irene Bergman	Senior Vice President	2000 to Present
Edward N. Cooper, CFA	Senior Research Analyst	2008 to Present
Michael J. Alpert	Portfolio Manager	2012 to Present

Purchase and Sale of Fund Shares

Minimum Initial Investment Requirement

Institutional Class: $250,000 (waived for investment advisory clients of the Adviser)
 Adviser Class: $1,000

Minimum Additional Investment Requirement

$100 (both Classes of shares)

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To Place Orders

You may purchase or redeem (sell) shares of the Fund on each day that the Fund is open for business.

By Mail:	Stralem Equity Fund
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

By Bank Wire:	Call 1-866-822-9555 for assistance.

Tax Information

The Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. If you are investing through a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from such arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

OTHER INVESTMENT CONSIDERATIONS AND DISCLOSURE OF PORTFOLIO HOLDINGS

The Adviser may determine that adverse market conditions make it desirable to make temporary investments that are not consistent with the Fund’s normal investment activities. During such times, the Fund may, but is not required to, invest more assets in cash, money market instruments or treasury bonds or bills to protect the Fund’s investments. Taking a temporary defensive position may prevent the Fund from achieving its investment objective.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Statement of Additional Information (“SAI”).

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INVESTMENT ADVISER AND INVESTMENT ADVISORY AGREEMENT

Stralem & Company Incorporated, 645 Madison Avenue, New York, NY 10022, is the Fund’s investment adviser. The Adviser, an investment adviser registered with the Securities and Exchange Commission, was founded on November 22, 1966. The Adviser manages portfolios for individuals, trusts, pension and profit sharing plans and other institutional investors.

Under the investment advisory agreement, the Adviser provides investment advice to the Fund and continuously supervises the investment and reinvestment of cash, securities and other property composing the assets of the Fund. The Adviser provides the Fund with investment research, data and advice necessary for the Fund’s investment program, which includes determining what securities should be purchased or sold by the Fund and what portion of the assets of the Fund should be held uninvested, subject always to the provisions of the Trust Instrument and By-Laws, the Fund’s fundamental investment policies, and control and review by the Board of Trustees. The Adviser places purchase and sale orders for portfolio transactions of the Fund with brokers and/or dealers, which in the judgment of the Adviser are able to execute such orders as expeditiously as possible and at the best obtainable price.

The Adviser has agreed contractually to reduce Management Fees and/or reimburse Fund expenses in order to limit “Total Annual Fund Operating Expenses” (excluding brokerage costs, taxes, interest, Acquired Fund Fees and Expenses and extraordinary expenses) to 0.98% of the Fund’s average daily net assets allocable to Institutional Class shares and 1.23% of the Fund’s average daily net assets allocable to Adviser Class shares (the “Expense Limitations”). The Expense Limitations will remain in effect until March 1, 2016 and may continue from year-to-year thereafter. The Adviser may recover any Management Fee reductions or expense reimbursements within a three-year period from the year in which the Adviser reduced its fees and/or assumed expenses of the Fund if the reimbursement does not cause the Fund’s operating expenses to exceed the Expense Limitations.

The basis for the Board’s most recent approval of the Fund’s investment advisory agreement with the Adviser will be available in the Fund’s semiannual report for the period ending April 30, 2015 .

For the fiscal year ended October 31, 2014 , the Fund paid the Adviser an advisory fee, after advisory fee reductions and expense reimbursements, equal to 0.71% of the Fund’s average weekly net assets.

Portfolio Management. The Adviser employs a team of investment professionals as an Investment Committee to manage the Fund’s investments. The Investment Committee is responsible for making all decisions regarding investment policy and implementation

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for the Fund. There is no individual portfolio manager discretion. The SAI provides additional information about the Investment Committee members’ compensation, their ownership of Fund shares, and other accounts they manage.

The following table identifies all members of the Investment Committee and provides information regarding their business backgrounds, including their current titles and length of service with the Adviser.

Portfolio Managers	Business Background
Hirschel B. Abelson	Stralem & Company Incorporated Chairman: 2014 to Present President, Chief Investment Officer: 1966 to 2014 Service to the Fund: 2000 to Present
Philippe T. Labaune	Stralem & Company Incorporated Executive Vice President: 2014 to Present Director, Trading and Operations: 1997 to Present Vice President: 1997 to 2014 Service to the Fund: 2000 to Present
Adam S. Abelson	Stralem & Company Incorporated Chief Investment Officer: 2014 to Present Senior Portfolio Manager: 1998 to Present Vice President: 1998 to 2014 Service to the Fund: 2000 to Present
Andrea Baumann Lustig	Stralem & Company Incorporated President: 2014 to Present Director, Private Client Asset Management: 2003 to Present Vice President: 2003 to 2014 Service to the Fund: 2003 to Present
Irene Bergman	Stralem & Company Incorporated Senior Vice President: 1973 to Present Service to the Fund: 2000 to Present
Edward N. Cooper, CFA	Stralem & Company Incorporated Senior Research Analyst: 2006 to Present Service to the Fund: 2008 to Present
Michael J. Alpert	Stralem & Company Incorporated Portfolio Manager: 2010 to Present Service to the Fund: 2012 to Present J&W Seligman & Co. Portfolio Manager and Head of Small Company Growth Team from 2006 to 2010

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Administrative Services. Ultimus Fund Solutions, LLC (hereafter referred to as “Ultimus” or the “Transfer Agent”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund’s administrator, transfer agent and fund accounting agent. Management and administrative services of Ultimus include but are not limited to (i) providing office space, equipment and officers and clerical personnel to the Fund, (ii) obtaining valuations, calculating net asset values and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory reporting services, (v) processing shareholder account transactions and disbursing dividends and distributions, and (vi) administering custodial and other third party service provider contracts on behalf of the Fund.

The SAI has more detailed information about the Adviser, Ultimus and other service providers to the Fund.

SHAREHOLDER INFORMATION

Investment Minimums

Institutional Class shares require an initial investment of $250,000 while Adviser Class shares require an initial investment of $1,000. Both classes require a $100 minimum subsequent investment. The Adviser may waive these minimums in its discretion.

Net Asset Value

The net asset value per share (“NAV”) of each class of shares of the Fund is determined as of 4:00 p.m. Eastern time on each day the New York Stock Exchange, Inc. (the “Exchange”) is open for business. The NAV of a class of shares is determined by dividing the total value of the Fund’s portfolio securities and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. Securities without a readily available price quotation may be priced at fair value. Fair value is determined in good faith by the management of the Fund and would be initiated in instances when prices of individual portfolio securities are “not readily available” or when there is an occurrence of a “significant event” that occurs after market closings but before the Fund’s NAV is determined. Fair value pricing is determined according to procedures adopted by the Board of Trustees.

Your order to purchase or redeem Fund shares is priced at the next NAV calculated after your order is received in proper form by the Fund. See “How to Purchase Shares” and “How to Redeem Shares” for a description of the “proper form” for purchase and redemption orders, respectively.

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How to Purchase Shares

The Fund offers two classes of shares – Institutional Class shares and Adviser Class shares. Shares of both classes are available for purchase at NAV without an initial sales charge. This means that 100% of your initial investment is applied to the purchase of shares. Adviser Class shares charge an ongoing distribution fee of 0.25% per annum of average daily net assets. Institutional Class shares do not charge a distribution fee. See “The Different Classes of Shares” below for more detailed information regarding the two classes of shares.

Shares of the Fund are available for purchase from the Fund each day that the Exchange is open for business at the NAV next calculated after receipt of the purchase order in proper form. The Fund reserves the right to reject any purchase request. Shares of the Fund may be purchased through the Transfer Agent or through certain brokerage firms or other financial institutions. Investors who purchase or redeem through a brokerage firm or other financial institution may be charged a fee by such organization.

The Different Classes of Shares. Institutional Class shares and Adviser Class shares represent investments in the same portfolio of securities and have the same rights and privileges. These share classes differ primarily in the expenses charged to shareholders and the required investment minimums. This section describes the eligibility requirements and costs associated with investing in the two classes.

Institutional Class

To qualify to purchase Institutional Class shares, you must make an initial investment of at least $250,000 or be an investment advisory client of the Adviser. Institutional Class shares are not subject to a distribution (12b-1) fee. Institutional Class shares may be purchased directly from the Transfer Agent or may be purchased through certain brokerage firms and financial institutions. Please check with your brokerage firm and/or financial institution to see if the Institutional Class shares are available for purchase.

Adviser Class

Adviser Class shares require a minimum initial investment of $1,000. Adviser Class shares are subject to a distribution (12b-1) fee of 0.25% per annum of the Fund’s average daily net assets allocable to Adviser Class shares (see “Distribution Fees” below). Adviser Class shares may be purchased directly through the Transfer Agent or may be purchased through certain brokerage firms and financial institutions, including some organizations that may charge the Fund and/or the Adviser an asset based fee for services provided to such investors.

Purchases Through the Transfer Agent. An account may be opened by mail or bank wire through the Transfer Agent if it is submitted in proper form, as follows:

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By Mail. To open a new account by mail:

•	Complete and sign the account application –

For an account application, please call 1-866-822-9555
 or download a free copy at the Fund’s website (www.stralemfund.com).

•	Enclose a check payable to Stralem Equity Fund.
•	Mail the application and the check to the Transfer Agent at the following address:

Stralem Equity Fund
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
 Cincinnati, Ohio 45246-0707

If you purchase shares through the Transfer Agent by check and then wish to redeem your shares, the proceeds from the redemption of those shares will not be paid until your check has been converted to federal funds, which could take up to 15 calendar days from the date of purchase. If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or other fees incurred by the Fund or the Transfer Agent in the transaction. The Fund does not accept third party checks, cash, drafts, money orders, cashier’s checks less than $10,000, traveler’s checks, credit card checks, “starter” checks or post-dated checks.

By sending your check to the Transfer Agent, please be aware that you are authorizing the Transfer Agent to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Fund receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the Transfer Agent cannot post the transaction electronically, you are also authorizing the Transfer Agent to present an image copy of your check for payment.

By Bank Wire. In order to open a new account by bank wire, call the Transfer Agent at 1-866-822-9555 and a representative will assist you.

The Transfer Agent requires advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion for a given trade date. Failure to notify the Transfer Agent prior to the transmittal of the bank wire may result in a delay in purchasing shares of the Fund. An order is considered received when the Fund receives payment by wire in proper form as discussed above. However, the completed account application must be mailed to the Transfer Agent on the same day the wire payment is made. Your financial institution may charge a fee for wiring funds.

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Subsequent Investments. Once an account is open, additional purchases of Fund shares may be made through the Transfer Agent at any time as long as the purchase request is submitted in proper form as described below. The minimum amount for additional purchases is $100. Additional purchases may be made:

•	By sending a check, made payable to the Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Be sure to note your account number on the memo line of your check. The shareholder will be responsible for any fees incurred or losses suffered by the Fund and/or the Transfer Agent as a result of any check returned for insufficient funds.

•	By bank wire transfer to your Fund account as described above. Shareholders are required to call the Transfer Agent at 1-866-822-9555 before wiring funds.

•	Through your brokerage firm or other financial institution.

Automatic Investment Plan and Direct Deposit Plans. You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. To participate in the Automatic Investment Plan, you are required to satisfy the relevant initial investment requirement for the selected Class. Upon satisfaction of this requirement, all subsequent investments must be at least $100 and be made on the 15th and/or last business day of the month. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days written notice, to add a reasonable charge. Your depository institution may impose its own charge for making transfers from your account.

Your employer may offer a direct deposit plan which will allow you to have all or a portion of your paycheck transferred automatically to purchase shares of the Fund. Please call the Transfer Agent at 1-866-822-9555 for more information.

Confirmations and Share Certificates. The Transfer Agent mails investors confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are no longer issued. If you hold shares in certificate form and would like to convert to book entry ownership, please contact the Transfer Agent at 1-866-822-9555.

Purchases Through Your Broker or Financial Institution. You may also purchase shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. NAV is normally determined at 4:00 p.m., Eastern time. Your brokerage firm or financial institution may require a purchase order to be received at an earlier time during the day in order for your purchase to be effective as of the day the order is received. A representative of your brokerage firm or financial institution should be able to tell you when your order will be processed. These organizations may be authorized to designate other intermediaries to act on their behalf in processing your request. Your brokerage firm or financial institution may charge

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you transaction fees on your purchase of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Transfer Agent. These organizations may become the shareholders of record for your shares. Shareholders investing in this manner should look to the institution through which they invest for specific instructions on how to purchase shares.

How to Redeem Shares

Shares of the Fund may be redeemed on any day on which the Fund computes its NAV. Shares are redeemed at the NAV next determined after the Transfer Agent receives your redemption request in proper form as described below. Redemption requests may be made by mail or by telephone.

Redemptions Through the Transfer Agent. You may redeem shares from the Transfer Agent if the redemption is submitted in proper form, as follows:

By Mail. You may redeem shares by mailing a written request to Stralem Equity Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Written requests must state the shareholder’s name, the name of the Fund, the account number and the shares or dollar amount to be redeemed and be signed exactly as the shares are registered.

Signatures. If the payment of the proceeds from a redemption of any amount is to be sent to a person other than the shareholder of record or to an address other than that on record with the Transfer Agent, you must have all signatures on the written redemption request guaranteed. The Transfer Agent also requires a signature guarantee on redemptions of shares having a value greater than $50,000. If the name(s) or the address on your account has changed within the previous 15 days of your redemption request, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which participates in the STAMP Medallion program sponsored by the Securities Transfer Association. The STAMP Medallion program is a verification system used by many different institutions to authorize and guarantee an individual’s signature. Signature guarantees from financial institutions which do not participate in the STAMP Medallion program will not be accepted. A notary public cannot provide a signature guarantee. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Fund and its Transfer Agent reserve the right to amend these standards at any time without notice.

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Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent’s procedures may be obtained by calling the Transfer Agent.

By Telephone. Unless you specifically decline the telephone redemption privilege on your account application, you may also redeem shares having a value of $50,000 or less by telephone, by calling the Transfer Agent at 1-866-822-9555. Telephone redemptions are not permitted by the Transfer Agent for retirement accounts. All redemption requests for retirement accounts must be submitted in writing to the Transfer Agent.

Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Fund. Upon request, redemption proceeds of $100 or more may be transferred by an Automated Clearing House (“ACH”) transaction, and proceeds of $1,000 or more may be transferred by wire, in either case directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your account application. Shareholders may be charged a fee of $15 for outgoing wires. Telephone redemption privileges and account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above. The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If such an event should occur, you should consider redeeming by mail.

Receiving Payment. The Fund normally makes payment for all shares redeemed within 7 days after receipt by the Transfer Agent of a redemption request in proper form. Under unusual circumstances as provided by the rules of the Securities and Exchange Commission, the Fund may suspend the right of redemption or delay payment of redemption proceeds for more than 7 days. The proceeds of a wire redemption normally will be sent on the business day following a redemption. However, when shares are purchased by check or through ACH, the proceeds from the redemption of those shares will not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

Redemptions Through Your Broker or Financial Institution. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. NAV is normally determined at 4:00 p.m., Eastern time. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. A representative of your

15

brokerage firm or financial institution should be able to tell you when your order will be processed. These organizations may be authorized to designate other intermediaries to act on their behalf in processing your redemption request. Your brokerage firm or financial institution may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

Redemption Fee. The Fund imposes a 1% redemption fee on any redemption of shares within 60 days of purchase. No redemption fee will be imposed on the redemption of shares representing reinvested dividends or capital gains distributions, or on amounts representing capital appreciation of shares. In determining whether a redemption fee is applicable to a particular redemption, it is assumed that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gains distributions, and next of other shares held by the shareholder for the longest period of time.

The redemption fee will not be assessed on the redemption of shares held through certain retirement plans or in the case of redemptions resulting from institutional rebalancing programs and/or asset allocation programs that have been pre-approved by the Adviser.

The redemption fee is also waived on required distributions from IRA accounts due to the shareholder reaching age 70½, and for any partial or complete redemption following death or disability (as defined in Section 22(e)(3) of the Internal Revenue Code) of a shareholder named on the account. Fees on redemptions resulting from recharacterizations and/or excess contributions to an IRA account also may be waived. The Fund may require documentation in connection with these waivers.

In addition to the circumstances noted above, the Fund reserves the right to waive the redemption fee at its discretion where it believes it is in the best interests of the Fund, including but not limited to when it determines that imposing a redemption fee is not necessary to protect the Fund from short-term trading. All redemption fees collected are payable to the Fund.

Automatic Withdrawal Plan. If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $100 each. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days written notice, to make reasonable charges. Telephone the Transfer Agent toll-free at 1-866-822-9555 for additional information.

Distribution Fees

The Fund has adopted a Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) for Adviser Class shares, which allows the Fund to pay brokerage firms and financial institutions for the sale, promotion and distribution of Adviser Class shares. The maximum level of distribution expenses that may be incurred under the Rule

16

12b-1 Plan annually is 0.25% of the average daily net assets allocable to Adviser Class shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, they will, over time, increase the cost of an investment in Adviser Class shares and may cost you more than paying other types of sales charges.

Other Compensation to Brokerage Firms and Financial Institutions. The Fund may enter into arrangements with brokerage firms and financial institutions to make the Fund’s shares available to their customers. Certain of these organizations perform services for their customers that otherwise would be handled by Ultimus, the Fund’s transfer agent. These services include among others: processing purchases and redemptions; providing account statements and confirms; tax reporting; and answering account related questions. These organizations may charge asset-based fees and/or per account fees for placing the Fund on their platforms and for providing the sub-transfer agency services described above. The Adviser pays all of these fees for the Institutional Class. The Adviser Class pays these fees through its Rule 12b-1 Plan. If the amounts accrued under the Adviser Class Rule 12b-1 Plan are insufficient to cover all of the fees, then the Adviser will pay the additional compensation to the brokerage firm or financial institution out of its own profits and not as an expense of the Fund. The Adviser benefits from paying this additional compensation on behalf of the Fund because it receives the incremental advisory fees.

Stock Split

At the December 12, 2012 Board of Trustees meeting, the Board of Trustees authorized a stock split for both Classes of shares on February 22, 2013 for those shareholders that held shares on February 21, 2013 (the “Record Date”). The split was a ten-for-one stock split in the form of a stock dividend of 9 additional shares for each share held on the Record Date. Confirmations of the stock split were provided to all Record Date shareholders. The stock split was a non-taxable event under the Internal Revenue Code and had no impact to the value of your account. If you have any questions regarding the stock split, please call the Transfer Agent at 1-866-822-9555.

Dividends and Capital Gains Distributions

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders annually. You should indicate on your account application whether you want your dividends and distributions paid to you in cash or automatically reinvested in shares of the Fund at NAV. If no option is specified on your application, dividends and distributions will be automatically reinvested in Fund shares.

Frequent Purchases and Redemptions of Fund Shares

The Fund is intended for long-term investment purposes only and the Fund attempts to discourage shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund’s long-term shareholders, adversely affecting shareholder returns. The risks

17

posed by frequent trading include: interference with the efficient implementation of the Fund’s investment strategies, recognition of taxable gains and losses on the sale of Fund investments, maintenance of higher cash balances to meet redemption requests, and increased transaction costs.

The Fund has instituted policies and procedures, approved by the Board of Trustees, that are reasonably designed to detect and deter frequent trading by shareholders. In addition, the Fund has implemented a 1% redemption fee (on shares redeemed within 60 days of their purchase date) which may reduce the likelihood of excessive short-term trading in the Fund. The Fund, through its service providers, monitors shareholder trading activity to help ensure compliance with the Fund’s policies. The Fund’s Transfer Agent prepares reports illustrating purchase and redemption activity to detect market timing. The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund. For purposes of applying these policies, the Fund may consider the trading history of accounts under common ownership or control. Although these policies are designed to deter frequent trading, these measures do not eliminate the possibility that frequent trading in the Fund will occur.

Customer Identification

The Fund is required by law to obtain certain personal information from you, which will be used to verify your identity. When you open an account, the Fund must obtain your name, address, date of birth (for individuals), taxpayer or other government identification number and other information that will allow it to identify you. The Fund may also request to review other identifying documents such as a driver’s license or passport or documents showing the existence of a business entity. If you do not provide the personal information requested on the account application, the Fund may not be able to open your account. Failure to provide the personal information requested on the account application may also result in a delay in the date of your purchase or in the rejection of the application and the return of your investment monies. After your account has been opened, if the Fund is unable to verify your identity, the Fund reserves the right to close your account or take such other steps as deemed reasonable. The Fund reserves the right to reject any purchase order.

Tax Issues

The Fund has qualified and intends to continue to qualify as a regulated investment company, which means that it pays no federal income tax on the net investment income and capital gains it distributes to its shareholders. We provide this tax information for your general information. You should consult your own tax adviser about the tax consequences to you of investing in the Fund.

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•	Dividends paid by the Fund to noncorporate shareholders are generally taxed at long-term capital gain rates to the extent attributable to “qualified” dividends received by the Fund. Nonqualified dividends and dividends from the Fund’s short-term capital gains are taxable as ordinary income. Dividends from the Fund’s long-term capital gains are taxable as long-term capital gains.

•	Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in the form of cash or additional shares. They may also be subject to state and local taxes.

•	If you purchase shares of the Fund shortly before it declares a dividend, you will be “buying a dividend” - that is, a portion of your investment in the Fund may be returned to you in the form of a taxable dividend.

•	Tax statements will be mailed to shareholders by February 15 of each year showing the amounts and tax status of the distributions you received during the prior year.

•	When shareholders sell (redeem) shares of the Fund, they recognize a taxable gain or loss.

•	Because shareholder tax treatment depends on the shareholder’s purchase price and tax position, shareholders should keep regular account statements for use in determining their taxes.

•	Shareholders are encouraged to review the more detailed discussion of federal income tax considerations in the SAI.

The Fund is required to report to the Internal Revenue Service (IRS), and furnish to Fund shareholders, on Form 1099-B the basis, holding period and gross proceeds received with respect to any sale of Fund shares acquired after January 1, 2012 (“Covered Shares”). The Fund has selected Average Cost, which is the mutual fund industry standard, as the Fund’s default basis calculation method. If a shareholder determines that another IRS-approved basis calculation method is more beneficial, the shareholder may be able to elect such other method by contacting the Fund at the time of or in advance of the redemption of Covered Shares. IRS regulations do not permit the change of a basis election on previously executed trades. All Covered Shares purchased in non-retirement accounts are subject to these basis reporting requirements. Basis information will not be reported to the IRS or shareholder upon the redemption of any non- Covered Shares . Non- Covered Shares will be treated as having been redeemed before any Covered Shares , unless otherwise specified. You should consult your tax or financial advisor about the application of the basis reporting rules to you, especially whether you should elect a method other than Average Cost.

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FINANCIAL HIGHLIGHTS

This financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 fiscal years (or for the period of operations for Adviser Class shares). Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by EisnerAmper LLP, whose report, along with the Fund’s financial statements are included in the annual report, which is available upon request.

Stralem Equity Fund - Institutional Class

(for a share outstanding throughout each year)

	Year Ended October 31,
	2014	2013 (a)	2012 (a)	2011 (a)	2010 (a)
Net asset value, beginning of year	$16.77	$14.10	$13.09	$12.12	$10.76

Income from investment operations:
Net investment income	0.24	0.27	0.23	0.15	0.13
Net gain on securities	1.70	2.87	0.95	0.98	1.23
Total from investment operations	1.94	3.14	1.18	1.13	1.36

Less distributions:
Dividends from net investment income	(0.26)	(0.25)	(0.17)	(0.16)	—
Dividends from net realized gain	(1.00)	(0.22)	—	—	—
Total distributions	(1.26)	(0.47)	(0.17)	(0.16)	—

Proceeds from redemption fees collected	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)

Net asset value, end of year	$17.45	$16.77	$14.10	$13.09	$12.12

Total return (c)	12.18%	22.97%	9.06%	9.47%	12.62%

Ratios/supplemental data:
Net assets, end of year (000’s)	$318,237	$365,022	$343,579	$257,845	$178,540
Ratio of net expenses to average net assets (d)	0.98%	0.98%	0.98%	0.98%	1.05%
Ratio of net investment income to average net assets	1.27%	1.61%	1.68%	1.43%	1.44%
Portfolio turnover rate	19%	14%	20%	28%	21%

(a)	Per share amounts reflect the 10:1 stock split effective February 22, 2013.

(b)	Amount rounds to less than $0.01 per share.

(c)	Total return is the measure of the change in value of an investment in the Fund over the year covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Absent investment advisory fee reductions and expense reimbursements by the Investment Adviser, the ratio of expenses to average net assets would have been 1.12%, 1.09%, 1.14%, 1.26% and 1.47% for the years ended October 31, 2014, 2013, 2012, 2011 and 2010, respectively.

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STRALEM EQUITY FUND - Adviser Class
(for a share outstanding throughout each period)

	Year Ended October 31,				Period Ended October 31,
	2014	2013 (a)	2012 (a)	2011 (a)	2010 (a)(b)
Net asset value, beginning of period	$16.71	$14.05	$13.05	$12.09	$11.28

Income from investment operations:
Net investment income	0.17	0.21	0.21	0.15	0.06
Net gain on securities	1.73	2.89	0.93	0.96	0.75
Total from investment operations	1.90	3.10	1.14	1.11	0.81

Less distributions:
Dividends from net investment income	(0.22)	(0.22)	(0.14)	(0.15)	—
Dividends from net realized gain	(1.00)	(0.22)	—	—	—
Total distributions	(1.22)	(0.44)	(0.14)	(0.15)	—

Proceeds from redemption fees collected	—	—	—	—	0.00	(c)

Net asset value, end of period	$17.39	$16.71	$14.05	$13.05	$12.09

Total return (d)	11.96%	22.66%	8.80%	9.20%	7.17	%(e)

Ratios/supplemental data:
Net assets, end of period (000’s)	$8,805	$7,712	$6,457	$6,523	$5,261
Ratio of net expenses to average net assets (g)	1.23%	1.23%	1.23%	1.23%	1.24	%(f)
Ratio of net investment income to average net assets	1.02%	1.36%	1.46%	1.19%	1.18	%(f)
Portfolio turnover rate	19%	14%	20%	28%	21%

(a)	Per share amounts reflect the 10:1 stock split effective February 22, 2013.

(b)	Represents the period from the commencement of operations (November 13, 2009) through October 31, 2010.

(c)	Amount rounds to less than $0.01 per share.

(d)	Total return is the measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Not annualized.

(f)	Annualized.

(g)	Absent investment advisory fee reductions and expense reimbursements by the Investment Adviser, the ratio of expenses to average net assets would have been 1.72%, 1.76%, 1.84%, 2.03% and 2.64%(f) for the years ended October 31, 2014, 2013, 2012 and 2011 and the period ended October 31, 2010, respectively.

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PRIVACY NOTICE
FACTS	WHAT DOES STRALEM FUND DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪ Social Security number and Transaction history
▪ Account Balances and Account transactions
▪ Assets and Wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their your personal information; the reasons Stralem Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Stralem Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-866-822-9555 or go to www.stralemfund.com

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Who we are
Who is providing this notice?	Stralem Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does Stralem Fund protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal info.

How does Stralem Fund collect my personal information?
We collect your personal information, for example, when you

▪ Open an account or Provide account information
▪ Give us your contact info. or Show your government-issued I.D.
▪ Make a wire transfer

We also collect your personal information from other companies (ie. brokers, custodians, etc).

Why can’t I limit all sharing?
Federal law gives you the right to limit only

▪ sharing for affiliates’ everyday business purposes—information about your creditworthiness
▪ affiliates from using your information to market to you
▪ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Stralem & Company Incorporated, the investment adviser to Stralem Fund, is an affiliate.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ▪ Stralem Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Stralem Fund does not jointly market.

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FOR MORE INFORMATION

The Statement of Additional Information (SAI) provides more information about the Fund and is incorporated by reference into this prospectus, which means that it is legally considered a part of this prospectus.

Additional information about the Fund’s investments is available in the annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call Toll-Free

1-866-822-9555

or visit the Fund’s website at www.stralemfund.com/literature

Only one copy of a prospectus or an annual or semiannual report will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a prospectus or an annual or semiannual report at any time by calling or writing the Fund. You may also request that Householding be eliminated from all your required mailings.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of information on the Commission’s Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File No. 811-1920

STATEMENT OF ADDITIONAL INFORMATION

STRALEM EQUITY FUND
Adviser Class – STRAX
Institutional Class - STEFX

Shareholder Services
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

March 1, 2015

This Statement of Additional Information (“SAI”) is not a prospectus.  This SAI should be read in conjunction with the prospectus of Stralem Equity Fund (the “Fund”) dated March 1, 2015 pursuant to which shares of the Fund are offered.  This SAI should also be read in conjunction with the Fund’s annual report for the fiscal year ended October 31, 2014 .  This SAI is incorporated by reference in its entirety into the prospectus.  To obtain additional copies of the prospectus or this SAI, please write to the address noted above or call toll free at 1-866-822-9555.

The Fund’s audited financial statements for the fiscal year ended October 31, 2014 are incorporated in this SAI by reference to the Fund’s 2014 annual report to shareholders (SEC File No. 811-1920). You may obtain additional copies of the Fund’s annual report at no charge by request to the Fund at the address or phone number noted above.  The prospectus, this SAI and most recent shareholder reports are available for download at www.stralemfund.com.

Stralem Equity Fund is a series of Stralem Fund.  Stralem & Company Incorporated (the “Adviser”) serves as the Fund’s investment adviser.

TABLE OF CONTENTS
Page

	General Information	2
	Organization and History	2
	Investment Objective, Policies and Techniques	2
	Management of The Fund	5
	Principal Holders of Securities	12
	Investment Advisory and Other Services	13
	Portfolio Managers	17
	Brokerage Allocation	18
	Codes of Ethics	20
	Proxy Voting Policies and Procedures.	20
	Additional Information on Purchase, Redemption And Pricing Of Shares	20
	Performance of the Fund	21
	Taxes	23
	Additional Information About the Fund	31
	Financial Statements	32
Appendix —	Proxy Voting Policies – Stralem Fund	33
	Proxy Voting Policies - Stralem & Company Incorporated	35

GENERAL INFORMATION

This SAI provides a further discussion of certain matters described in the prospectus and other matters that may be of interest to investors.  No investment in shares of the Fund should be made without first reading the prospectus.

ORGANIZATION AND HISTORY

Stralem Fund (the “Trust”) is an open-end management investment company.  The Trust was incorporated on July 9, 1969 under the laws of the State of Delaware and, on April 30, 1999, the Trust was reorganized into a Delaware statutory trust.  Currently, the Trust offers one separate, non-diversified series portfolio: Stralem Equity Fund.  The Fund offers two classes of shares, Institutional Class and Adviser Class.  The two classes, which are invested in the same portfolio of securities, differ primarily in expenses, minimum investment requirements and inception dates.  For additional information regarding the classes of shares, please see the Fund’s current prospectus.

INVESTMENT OBJECTIVE, POLICIES AND TECHNIQUES

Objective of the Fund

The investment objective of the Fund is long-term capital appreciation.

Investment Policies

The Fund invests primarily in equity securities listed or traded on major U.S. stock exchanges.  The Fund is non-diversified and may, therefore, invest a greater percentage of its assets in the securities of fewer issuers than diversified investment companies.  To the extent that a greater portion of the Fund’s assets is invested in a smaller number of issuers, an investment in the Fund may be considered more speculative than an investment in a diversified fund.

Portfolio Turnover Rate

During the fiscal years ended October 31, 2014 , 2013 and 2012, the portfolio turnover rate of the Fund, calculated by dividing the lesser of purchases or sales of portfolio securities during the year by the monthly average of the value of the portfolio securities owned by the Fund during the year, was 19%, 14% and 20%, respectively.  The Fund cannot predict what its turnover rate will be in future years.  A high rate of turnover may result in increased income and capital gains that would have to be distributed to the Fund’s shareholders in order for the Fund to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and avoid being subject to tax on undistributed amounts .

Fundamental Investment Restrictions

The Fund has adopted the following investment restrictions that cannot be changed without approval of the holders of a majority of the outstanding shares of the Fund.  A majority of the outstanding shares means the lesser of (i) 67% or more of the shares present (in person or by proxy) at a meeting of shareholders at which more than one-half of the outstanding shares of the Fund are present (in person or by proxy) or (ii) more than one-half of the outstanding shares of the Fund.

1.            The Fund may not issue any senior security (as defined by the Investment Company Act of 1940, as amended (the “1940 Act”)), except that (a) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth below, the Fund may borrow as authorized by the 1940 Act.

2.            The Fund may not borrow money, except that it may (a) enter into commitments to purchase securities and instruments in accordance with its investment program, provided that the total amount of any borrowing does not exceed 33⅓% of the Fund’s total assets at the time of the transaction; and (b) borrow money in an amount not exceeding 33⅓% of the value of its total assets at the time when the loan is made.  Any borrowings representing more than 33⅓% of the Fund’s total assets must be repaid before the Fund may make additional investments.

3.            The Fund may not underwrite securities of other issuers, except to the extent that it may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, when reselling securities held in its own portfolio.

4.            The Fund may not concentrate its investments in a particular industry (other than securities issued or guaranteed by the government or any of its agencies or instrumentalities).  No more than 25% of the value of the Fund’s total assets, based upon the current market value at the time of purchase of securities in a particular industry, may be invested in such industry.  This restriction shall not prevent the Fund from investing all of its assets in a “master” fund that has adopted a similar restriction.

5.            The Fund may not engage in the purchase or sale of direct interests in real estate or invest in indirect interests in real estate, except for the purpose of providing office space for the transaction of its business.  The Fund may, however, invest in securities of real estate investment trusts when such securities are readily marketable, but the Fund has no current intention of so doing.

6.            The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

7.            The Fund may not lend any security or make any other loan if, as a result, more than 33⅓% of its total assets would be lent to other parties, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.

The Fund is also subject to certain restrictions in order to qualify as a regulated investment company.  See “Taxes – Qualification as a Regulated Investment Company.”

Disclosure of Portfolio Holdings

The Fund discloses its complete portfolio holdings as of the end of its second fiscal quarter (April 30) and its fiscal year (October 31) in its financial reports to shareholders.  The Fund sends these reports to its existing shareholders no later than 60 days after the relevant fiscal period, and files the reports with the Securities and Exchange Commission (the “SEC”) by the 70th day after the end of the relevant fiscal period.  You can find the Fund’s reports at www.stralemfund.com and on the SEC’s website at www.sec.gov.

The Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters (January 31 and July 31, respectively) with the SEC on Form N-Q no later than 60 days after the relevant fiscal period.  You can find these filings on the SEC’s website at www.sec.gov, and they are available upon request, without charge, by calling the Fund toll-free at 1-866-822-9555.

The Fund may selectively disclose its portfolio holdings prior to publication to third parties, including, but not limited to: the custodian, administrator, transfer agent, distributor, pricing agents, independent registered public accounting firm, proxy voting agent, financial printers and typesetters, mutual fund ranking and rating services, any third-party service providers to the Adviser or the Fund, outside legal counsel retained by the Adviser or the Fund, and persons who are subject to the Adviser’s or the Trust’s Code of Ethics.  The entities that currently receive the Fund’s portfolio holdings are set forth in the following table.  The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Fund:

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Adviser	Stralem & Company Incorporated	Daily, with no lag time
Custodian	Pershing Advisor Solutions LLC	Daily, with no lag time
Independent Registered Public Accounting Firm	EisnerAmper LLP
Current holdings released usually one day lag time after the annual and semi-annual year end of the Fund; for the Rule 17f-2 audit without prior notice to the Fund; and at any other time during the year upon request by the accounting firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP	Portfolio information provided in connection with Board of Trustee meetings approximately four to six weeks after quarter-end and as necessary to address legal issues facing the Trust with no lag time
Proxy Voting Agent	Institutional Shareholder Services	Current holdings released approximately the 15th of each month, with one day lag time
Administrator/Transfer Agent	Ultimus Fund Solutions, LLC	Daily, with no lag time
Distributor	Ultimus Fund Distributors, LLC	Daily, with no lag time
Rating & Ranking Services	Morningstar, Inc.; Bloomberg L.P.; FactSet	Monthly, with a 30-day lag time

Prior to authorizing disclosure of the Fund’s portfolio holdings, the President of the Trust must conclude that there is a “legitimate business reason” for such disclosure and that it is in the shareholders’ best interest.  Following a determination that a “legitimate business reason” exists, the President, after consulting with the Chief Compliance Officer, will determine if the approved third party must agree in writing to: (a) limit the use of the portfolio holdings to the approved “legitimate business reason”; and (b) keep the portfolio holdings confidential.  A copy of each signed agreement will be maintained by the Trust.  The Board and the Trust’s Chief Compliance Officer will review the adequacy and effectiveness of this policy (and any related procedures) at least annually.  Also, the Board will consider any changes to the policy and procedures recommended by the Chief Compliance Officer.  The Adviser (and other service providers) may establish additional procedures to implement this policy.  These additional procedures may be changed without the approval of the Board.  The Trust has adopted portfolio holding procedures which include procedures to monitor the use of portfolio holdings information.  The procedures also provide that if a conflict of interest arises between a third-party service provider and the Fund, in consideration of the shareholders’ best interest, the Fund would cease to conduct business with the third party service provider if the Fund reasonably believed that the service provider was misusing the disclosed information.  There can be no assurance that the Trust’s policies and procedures with respect to the selective disclosure of Fund portfolio holdings will prevent the misuse of such information by third parties that receive such information.

Cyber Security

The financial industry has become susceptible to cyber-security attacks that may cause the Fund and its service providers to lose information or operational capacity.  A cyber breach may result in financial loss to the Fund and its shareholders, the inability to conduct shareholder transactions or calculate NAV, the release of private shareholder information, interfere with trading, subject the Fund to regulatory fines or financial losses and/or reputational damage. The companies in which the Fund invests may also be subject to cyber-security losses, which could adversely affect the Fund’s portfolio.

MANAGEMENT OF THE FUND

The Board is responsible for oversight of the Fund.  The officers of the Trust are responsible for the day-to-day operations of the Fund.  The table below sets forth information about the Trustees and executive officers of the Trust.  Unless otherwise noted, each Trustee’s and officer’s address is 645 Madison Avenue, New York, New York 10022.  Each Trustee and officer serves in that capacity until the earlier of his or her resignation, retirement, removal, death, or the election of a qualified successor.

Name, Address and Year of Birth	Position(s) held with the Trust	Length of Time Served**	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee for the Past 5 Years
Independent Trustees
**Michael T. Rubin (1941)	Trustee/Lead Independent Trustee	Since 1998/ Appointed Lead Independent Trustee in 2012	Retired.	1	N/A

Name, Address and Year of Birth	Position(s) held with the Trust	Length of Time Served**	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee for the Past 5 Years
Geoff Gottlieb (1959)	Trustee	Since 2010	Founder and director of Executive Wealth Management Limited (“EWM”), managing member of EWM LLC and a director of EWM Capital Limited. EWM’s primary business is the design and administration of global executive compensation and investment plans for major financial firms and corporations.	1	N/A
David J. Koeppel (1958)	Trustee	Since 2011	President of The First Republic Corporation of America, Inc., a full service real estate company, from 2011 to present. Manager Member/Partner of Koeppel Companies LLC, a full service real estate management company, from 2001 to 2011.	1	N/A
Edward A. Kuczmarski (1949)	Trustee/Audit Committee Chairman	Since March, 2014	Certified Public Accountant and retired Partner of Crowe Horwath LLP (formerly Hays & Company before merger in 2009) from 1980 to 2013.	1	Independent Director/Trustee of Reich & Tang Funds; Independent Director of ISI Funds; and Independent Director of Brookfield Investment Management Funds
Interested Trustee
*Andrea Baumann Lustig (1959)	Trustee and President	Trustee Since 2011; Officer since 2008	President of the Adviser from 2014 to present; Director, Private Client Asset Management from 2003 to present; and Vice President of the Adviser from 2003 to 2014.	1	N/A
Executive Officers
- Hirschel B. Abelson (1933)	Senior Assistant Treasurer	Since 1989	Chairman of the Adviser from 2014 to present; and President, Chief Investment Officer of the Adviser from 1966 to 2014.
Mark J. Seger 225 Pictoria Drive Suite 450 Cincinnati, Ohio 45246 (1962)	Treasurer	Since 2008	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Name, Address and Year of Birth	Position(s) held with the Trust	Length of Time Served**	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee for the Past 5 Years
Philippe T. Labaune (1968)	Vice President	Since 1997	Executive Vice President of the Adviser from 2014 to present; Director, Trading and Operations of the Adviser from 1997 to present; and Vice President of the Adviser from 1997 to 2014.
- Adam S. Abelson (1968)	Vice President	Since 2001	Chief Investment Officer of the Adviser from 2014 to present; Senior Portfolio Manager of the Adviser from 1998 to present; and Vice President of the Adviser from 1998 to 2014.
Wade R. Bridge 225 Pictoria Drive Suite 450 Cincinnati, Ohio 45246 (1968)	Secretary	Since June 2011; Assistant Secretary from 2008-2011	Vice President, Director of Administration of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.
Joann Paccione (1957)	Chief Compliance Officer, Senior Assistant Secretary and Senior Assistant Treasurer	Chief Compliance Officer since 2004; Senior Assistant Secretary and Senior Assistant Treasurer since 1990	Chief Compliance Officer of the Adviser.

*	Interested person, as defined in the 1940 Act, by reason of relationship as control person, officer and director of the Adviser.
**	Includes service as a director or officer of Stralem Fund, Inc., a Delaware corporation and the Trust’s prior corporate identity.
-	Adam Abelson is the son of Hirshel B. Abelson.

Share Ownership of Trustees

The following table reflects the Trustees’ beneficial ownership of shares of the Fund as of December 31, 2014 .  There are no shares held by the Trustees in deferred compensation accounts.

	Dollar Range of Fund Shares Owned by Trustee as of December 31, 2014	Aggregate Dollar Range of Shares of All Funds in Fund Complex Overseen by Trustee
Independent Trustees
Michael T. Rubin	over $100,000	over $100,000
Geoff Gottlieb	over $100,000	over $100,000
David J. Koeppel	$10,001 - $50,000	$10,001 - $50,000
Edward A. Kuczmarski	$10,001 - $50,000	$10,001 - $50,000
Interested Trustees
Andrea Baumann Lustig	over $100,000	over $100,000

Compensation of Trustees

Trustee	Aggregate Compensation From the Fund For the Year Ended October 31, 2014	Pension or Retirement Benefits Accrued As Part of Fund’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund and Fund Complex Paid to Trustees
Michael T. Rubin	$21,000	None	None	$21,000
Geoff Gottlieb	$18,000	None	None	$18,000
David J. Koeppel	$18,000	None	None	$18,000
Edward A. Kuczmarski*	$10,000	None	None	$10,000
Andrea Baumann Lustig	$ 0	None	None	$ 0

*	Mr. Kuczmarski joined the Board in March, 2014.

As an interested person of the Trust, Ms. Lustig receives no compensation for her service as Trustee.  None of the Trustees and officers of the Fund receive any compensation, other than Trustees’ fees, from the Fund.  Each Independent Trustee receives a fee of $250 for each regularly scheduled meeting attended in person and an annual retainer of $17,000, excluding Mr. Rubin, the Trust’s Lead Independent Trustee, who receives an annual retainer of $19,000 and Mr. Kuczmarski, the Trust’s Audit Committee Chairman, who receives an annual retainer of $19,000.  In addition, the Fund reimburses the Trustees for their out-of-pocket expenses incurred on Fund business.  There are generally at least four regular board meetings per year and the Trustees meet in Executive Session at least four times per year.

Leadership Structure and Qualifications of Trustees

The Board of Trustees consists of five Trustees, four of whom are Independent Trustees.  The Board is responsible for the oversight of the Trust, the Adviser and the Trust’s other service providers in the operations of the Fund in accordance with the 1940 Act, other applicable federal and state laws, and the Trust Instrument.

The Board meets in person at regularly scheduled meetings four times throughout the year. In addition, the Trustees may meet in person or by telephone at special meetings.  The Independent Trustees also meet at least quarterly in Executive Session without the presence of any representatives of management.  The Independent Trustees have engaged independent legal counsel to assist them in evaluating matters under federal and state law.

Board Leadership.   The Board of Trustees is led by its President, Ms. Andrea Baumann Lustig.  Ms. Lustig is an “interested person” of the Trust because she is a shareholder and officer of the Adviser.  Ms. Lustig, with the assistance of the Trust’s other officers, oversees the daily operations of the Fund, including monitoring the activities of all of the Fund’s service providers.
Mr. Michael Rubin serves as the Lead Independent Trustee.  He presides at all Executive Sessions of the Independent Trustees.  In his role as Lead Independent Trustee, Mr. Rubin facilitates communication and coordination between the Independent Trustees and management.  He also reviews meeting agendas for the Board and the information provided by management to the Independent Trustees.  Mr. Rubin works closely with Fund counsel and counsel to the Independent Trustees in overseeing the activities of the Independent Trustees.

Mr. Edward A. Kuczmarski serves as the Audit Committee Chairman and presides at all Audit Committee meetings.  In his role as Audit Committee Chairman, Mr. Kuczmarski facilitates communication and coordination between the Committee members and management and with Trust’s independent registered public accounting firm.  He reviews meeting agendas for the Committee.

The Board believes that its leadership structure, including having four out of five Trustees as Independent Trustees, coupled with the responsibilities undertaken by Ms. Lustig as President, Mr. Rubin as Lead Independent Trustee, and Mr. Kuczmarski as Audit Committee Chairman, is appropriate and in the best interests of the Trust.  The Board also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Trust management.

Board Committees. The Board of Trustees has established an Audit Committee and a Nominating Committee.  The Audit Committee and the Nominating Committee are composed of the Independent Trustees of the Trust.

Audit Committee.  The Audit Committee which is comprised of Messrs. Gottlieb, Koeppel, Rubin and Kuczmarski, is chaired by Mr. Kuczmarski, and operates under a written charter approved by the Board.  Mr. Kuczmarski was appointed Chairman of the Audit Committee in March of 2014 and has over 30 years of financial accounting experience.  The Audit Committee will assist and act as a liaison with the Board in fulfilling the Board’s responsibility to the Fund’s shareholders relating to oversight of : (i)  fund accounting; (ii) the Fund’s systems of disclosure controls and internal controls over financial reporting; (iii) the Fund’s process for monitoring compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal controls over financial reporting and independent audits; and (iv) the quality and integrity of the financial reports and audits of the Fund (including auditor qualification and independence). In addition, the Audit Committee has the duties and powers to recommend the selection, retention or termination of the Trust’s independent registered public accounting firm, to evaluate such firm’s independence, to meet with such firm to discuss any matters relating to the Trust’s financial statements, to review and approve the fees charged by such firm for audit and non-audit services, to investigate improprieties or suspected improprieties in Trust operations and to report its activities to the full Board on a regular basis, and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.  The Audit Committee held four meetings during the fiscal year ended October 31, 2014 .

Nominating Committee.  The Nominating Committee which is comprised of Messrs. Rubin, Gottlieb, Koeppel and Kuczmarski operates under a written charter and is responsible for overseeing the composition of the Board and the various committees of the Board and for identifying and nominating qualified individuals to serve on the Board.  The Nominating Committee  held one meeting during the fiscal year ended October 31, 2014 .

Qualifications of the Trustees.  The Board has concluded, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with the other Trustees that each Trustee is qualified to serve on the Board.  The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, the Trust’s other service providers, legal counsel and its independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees support this conclusion.  A Trustee’s ability to perform effectively may have been attained through his or her profession, education, business activities, service on other fund boards or from many years of service to the Fund as a Trustee or a combination of all of these. In determining that a particular Trustee is and will continue to be qualified to serve as a Trustee, the Board considers a variety of criteria, none of which, in isolation, is controlling.

• Andrea Baumann Lustig joined the Adviser in 2003.  She has served as President of the Adviser since November 2014 and served as Vice President of the Adviser from 2003 to November 2014.  Prior to joining the Adviser, Ms. Lustig was a Vice President of Bernstein Investment Research and Management where she worked as a Financial Advisor from 1997 to 2002. Prior to that, Ms. Lustig spent eleven years at Booz, Allen & Hamilton, Inc. where she was a Principal in the Strategy Practice.  Prior to Booz, Allen, Andrea was a Financial Analyst in Mergers & Acquisitions at Morgan Stanley & Co. Incorporated and an Associate in Investment Banking at Jefferies & Co.  She is President of the Association pour le Rétablissement des Institutions et Oeuvres Israelites en France (ARIF).  Ms. Lustig holds a B.A. and M.P.A from Princeton University and an M.B.A. from Yale University.  Ms. Lustig has been a Trustee since 2011.

• Geoff Gottlieb co-founded and has served as a director of Executive Wealth Management Limited (“EWM”) since 2001. He is also managing member of EWM’s US subsidiary, EWM LLC and a director of EWM’s UK subsidiary, EWM Capital Limited.  Prior to 2001, Mr. Gottlieb spent ten years at UBS (London) and its predecessors Swiss Bank Corporation (London) and O’Connor & Associates (Chicago) and served as a management consultant at Booz Allen & Hamilton in New York, serving a wide range of financial services firms and industrial companies.  He holds a B.S. and Master of Engineering degrees in Operations Research and an MBA, from Cornell University.  Mr. Gottlieb has been a Trustee since November 2010.

• David J. Koeppel has served as President of The First Republic Corporation of America, Inc., a full service real estate company, since 2011.  Prior to 2011, Mr. Koeppel served as a Manager Member/Partner of Koeppel Companies LLC, a full service real estate management company.  He holds a B.A. from Trinity College and a J.D. from Brooklyn Law School.  Mr. Koeppel has been a Trustee since 2011.

• Michael T. Rubin is retired.  Prior to his retirement he served as Vice President and Assistant Secretary of the Adviser from 1974 to 1997.  He holds a B.S. in business administration from Babson College.  Mr. Rubin has been a Trustee since 1998.

• Edward A. Kuczmarski, CPA was a partner in the accounting firm Crowe Horwath LLP (formerly Hays & Company before a merger in 2009) from 1980 until his retirement in April, 2013.   He has over 30 years of financial accounting and auditing experience as a Certified Public Accountant.   Mr. Kuczmarski has also served on the boards of other mutual funds for over 30 years and understands the regulation, management and oversight of mutual funds.   Mr. Kuczmarski holds a B.S. in accounting from Long Island University and a MBA in taxation from New York University.   Mr. Kuczmarski has been a Trustee since 2014.

Risk Oversight.  An integral part of the Board’s overall responsibility for overseeing the management and operations of the Trust is the Board’s oversight of the risk management of the Trust’s investment programs and business affairs.  The Fund is subject to a number of risks, such as investment risk, valuation risk, operational risk, and legal, compliance and regulatory risk.  The Trust, the Adviser and other service providers have implemented various processes, procedures and controls to identify risks, to lessen the probability of their occurrence and to mitigate any adverse effect should they occur.  Different processes, procedures and controls are employed with respect to different types of risks.  These systems include those that are embedded in the conduct of the regular operations of the Board and in the regular responsibilities of the officers of the Trust and the other service providers.

The Board exercises oversight of the risk management process through the Board itself and through its Audit Committee.  In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the Fund, the Board of Trustees requires management of the Adviser and the Trust, including the Trust’s Chief Compliance Officer, to regularly report to the Board and the Audit Committee on a variety of matters, including matters relating to risk management.  The Board and the Audit Committee receive regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters.  On at least an annual basis, the Independent Trustees meet separately with the Trust’s Chief Compliance Officer, outside the presence of management, to discuss issues related to compliance.  Furthermore, the Board receives an annual written report from the Trust’s Chief Compliance Officer regarding the operation of the compliance policies and procedures of the Trust and its primary service providers.

The Board also receives quarterly reports from the Adviser on the investments and securities trading of the Fund, including its investment performance, as well as reports regarding the valuation of the Fund’s securities.  In addition, in its annual review of the Fund’s investment advisory agreement, the Board reviews information provided by the Adviser relating to its operational capabilities, financial condition and resources.  The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing, among other things, the number of funds overseen by the Board and the effectiveness of the Board’s committee structure.

The Board also receives quarterly and/or annual reports from the Trust’s administrator on such matters as anti-money laundering, identity-theft prevention, cyber-security updates , distribution-related activities and expenditures, class expenses, pricing and valuation , share purchases and redemptions and internal controls.  These reports assist the Board in its oversight of the services being provided by the administrator to the Trust.

Although the risk management policies of the Adviser and the Trust’s other service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective.  Not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond the control of the Trust, the Adviser and other service providers to the Trust.  The Board may at any time, and in its sole discretion, change the manner in which it conducts its risk oversight role.

PRINCIPAL HOLDERS OF SECURITIES

The following table shows certain information as to the holdings of shareholders owning of record 5% or more of the Fund’s outstanding shares, or of a class of the Fund’s outstanding shares, as of February 2, 2015 .

Institutional Class:
Name and Address	Percentage Ownership of Institutional Class Shares
Charles Schwab & Co, Inc. ATTN: Mutual Funds 211 Main St. San Francisco, CA 94105	13.32%
National Financial Services, LLC For the Exclusive Benefit of our Customers ATTN: Mutual Funds Department 499 Washington Blvd., 5th Floor Jersey City, NJ 07310	12.63%

Adviser Class:

Name and Address	Percentage Ownership of Adviser Class Shares
Charles Schwab & Co, Inc. ATTN: Mutual Funds 211 Main St. San Francisco, CA 94105	72.13%
National Financial Services, LLC For the Exclusive Benefit of our Customers ATTN: Mutual Funds Department 499 Washington Blvd., 5th Floor Jersey City, NJ 07310	8.68%
MG Trust Company For the Exclusive Benefit of Ultimus Fund Solutions, LLC 717 17th Street , Suite 1300 Denver, CO 80202	5.41%

Management Ownership

As of February 2, 2015 , the Trustees and officers as a group owned less than 1% of the shares outstanding of each class of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Stralem & Company Incorporated, located at 645 Madison Avenue, New York, New York 10022, is the investment adviser to the Fund under an investment advisory agreement dated November 1, 2011 (the “Advisory Agreement”).  Pursuant to the Advisory Agreement, the Adviser provides investment advice to the Fund and continuously supervises the investment and reinvestment of cash, securities and other property comprising the assets of the Fund and provides the Fund with investment research, data, advice and supervision.

Advisory Agreement

Under the Advisory Agreement, the Fund pays the Adviser on a quarterly basis an amount equal to the aggregate of the following percentages of the average weekly net assets of the Fund during the quarterly period then ended:

1/4 of 1.25% of the first $50 million of such net assets (1.25% annually),

1/4 of 1.00% of the next $50 million of such net assets (1.00% annually), and

1/4 of 0.75% of such net assets in excess of $100 million (0.75% annually)

The table below reflects the advisory fees accrued by the Fund and the fee reductions and/or expense reimbursements made by the Adviser for the past three fiscal years.

Fiscal Year Ended	Advisory Fees	Fee Reductions and/or Expense Reimbursements	Net Advisory Fees
October 31, 2014	$3,102,152	$519,286	$2,582,866
October 31, 2013	$3,220,037	$437,567	$2,782,470
October 31, 2012	$2,867,342	$550,448	$2,316,894

The Adviser agreed contractually to reduce its advisory fees and/or reimburse certain Fund operating expenses (excluding brokerage costs, taxes, interest, Acquired Fund Fees and Expenses and extraordinary expenses) in order for the Fund to maintain an annual operating expense ratio of 0.98% of the Fund’s average daily net assets allocable to Institutional Class shares and 1.23% of the Fund’s average daily net assets allocable to the Adviser Class shares.  This agreement will remain in effect through March 1, 2016 but may be renewed for additional time periods by mutual agreement.  As part of this arrangement, the Adviser may recover fee reductions or expense reimbursements made on the Fund’s behalf within a three year period from the year in which the Adviser reduced its compensation and/or assumed the expenses of the Fund.  The Adviser may only avail itself of this recovery if it would not cause the Fund’s total annual operating expense ratio to exceed 0.98% for Institutional Class shares and 1.23% for Adviser Class shares.  In all cases, the Adviser may only recover advisory fee reductions and expenses paid by the Adviser on the Fund’s behalf and which the Fund would otherwise be obligated to pay.  Expense reimbursements and/or fee reductions by the Adviser that are eligible for recovery by the Adviser are paid quarterly, if funds are available.

As of October 31, 2014 , the amount of fee reductions and/or expense reimbursements available for recovery by the Adviser is $1,507,301 which must be recovered no later than the dates as stated below:

October 31, 2015	$550,448
October 31, 2016	$437,567
October 31, 2017	$519,286

Managed account clients of the Adviser may receive investment planning, asset allocation, rebalancing and other services from the Adviser.  These clients will incur administrative and servicing costs above the investment advisory fees which are payable to the Adviser if the client is invested in the Fund. No additional investment advisory fees are charged to investments in the Fund by clients of the Adviser that are subject to the Employee Retirement and Income Security Act.

As of the date of this Statement of Additional Information, the following persons are the beneficial owners of the Adviser’s outstanding voting common stock: Hirschel B. Abelson, Chairman of the Adviser and Senior Assistant Treasurer of the Fund (60.25%); Adam Abelson, Chief Investment Officer and Senior Portfolio Manager of the Adviser and Vice President of the Fund (13.25%); Andrea Baumann Lustig, President of the Adviser and the Fund (13.25%); and Philippe Labaune, Executive Vice President of the Adviser and Vice President of the Fund (13.25%).  Mr. Hirschel B. Abelson is the sole control person of the Adviser.  Mr. Hirschel B. Abelson and his family members also own in the aggregate 72.48% of the outstanding non-voting common stock of the Adviser.

Administration Agreement

Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund’s administrator, fund accountant and transfer agent since May 1, 2008.  Ultimus provides administrative services to the Fund, calculates daily net asset value per share and maintains such books and records as are necessary to enable Ultimus to perform its duties.  As transfer agent, Ultimus maintains the records of each shareholder's account, processes purchases and redemptions of the Fund's shares and acts as dividend and distribution disbursing agent.  For providing these administrative services, Ultimus receives a monthly fee from the Fund based on its average daily net assets, subject to a minimum fee per month.  Ultimus, in its role as transfer agent, receives an annual per account fee, subject to a minimum fee per month per share class and an annual fee for providing the Fund with the ability to access Fund/SERV and networking through National Securities Clearing Corporation. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, stationery, checks, drafts, forms, reports, record storage, communication lines and the costs of external pricing services.  The following fees were paid to Ultimus by the Fund for each of the past three fiscal years:

Year Ended:	Administration Fees	Transfer Agent Fees
October 31, 2014	$460,315	$36,000
October 31, 2013	$480,061	$36,000
October 31, 2012	$423,396	$36,000

Distribution Agreement

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Fund pursuant to a Distribution Agreement.  The Distributor does not receive compensation for its services pursuant to the Distribution Agreement.  Shares are sold on a continuous basis by the Distributor.  The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares.  The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually:  (1) by a majority of the Board of Trustees or a vote of a majority of the outstanding shares; and (2) by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval.  The Distribution Agreement may be terminated by the Trust at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust.  The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is a wholly-owned subsidiary of Ultimus, and Robert G. Dorsey and Mark J. Seger are each Managing Directors of the Distributor and officers of the Trust.

Distribution Fees

As stated in the Prospectus, the Trust has adopted a plan of distribution with respect to the Adviser Class shares of the Fund (the “12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act which permits the Fund to pay for expenses incurred in connection with the sale, distribution and promotion of its Adviser Class shares, including, but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparing and printing sales literature, promotion, marketing and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Fund and/or the Distributor.  The 12b-1 Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of 0.25% of the average daily net assets of the Fund allocable to its Adviser Class shares.  Unreimbursed expenses will not be carried over from year to year.  During the fiscal year ended October 31, 2014 , Adviser Class shares incurred distribution-related expenses of $20,851 under the 12b-1 Plan.

The continuance of the 12b-1 Plan must be specifically approved at least annually by a vote of the Trust’s Board of Trustees and by a vote of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the 12b-1 Plan at a meeting called for the purpose of voting on such continuance.  The 12b-1 Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding Adviser Class shares of the Fund.  In the event the 12b-1 Plan is terminated in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the termination date.  The 12b-1 Plan may not be amended to increase materially the amount to be spent under the 12b-1 Plan without shareholder approval.  All material amendments to the 12b-1 Plan must be approved by a vote of the Trust’s Board of Trustees and by a vote of the Independent Trustees.

In approving the 12b-1 Plan at a meeting called for that purpose, the Trustees, including the Independent Trustees, determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the 12b-1 Plan will benefit the Fund and its Adviser Class shareholders.  The Board of Trustees believes that expenditure of the Fund’s assets for distribution expenses under the 12b-1 Plan should assist in the growth of the Fund which will benefit the Fund and its shareholders through increased economies of scale.  The 12b-1 Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the 12b-1 Plan.  There can be no assurance that the benefits anticipated from the expenditure of the Fund’s assets for distribution will be realized.  While the 12b-1 Plan is in effect, all amounts spent by the Fund pursuant to the 12b-1 Plan and the purposes for which expenditures were made must be reported quarterly to the Board of Trustees for its review.  In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

By reason of their affiliation with the Adviser, Messrs. Hirschel B. Abelson, Adam Abelson and Philippe Labaune and Ms. Andrea Baumann Lustig may each be deemed to have a financial interest in the operation of the 12b-1 Plan.

Other Compensation to Brokerage Firms and Financial Institutions.   The Fund may enter into arrangements with brokerage firms and financial institutions to make the Fund’s shares available to their customers.  Certain of these organizations perform services for their customers that otherwise would be handled by Ultimus, the Fund’s transfer agent.  These services include among others: processing purchases and redemptions; providing account statements and confirms; tax reporting; and answering account related questions.  These organizations may charge asset-based fees and/or per account fees for placing the Fund on their platforms and for providing the sub-transfer agency services described above.  The Adviser pays all of these fees for the Institutional Class. The Adviser Class pays these fees through its Rule 12b-1 Plan.  If the amounts accrued under the Adviser Class Rule 12b-1 Plan are insufficient to cover all of the fees, then the Adviser will pay the additional compensation to the brokerage firm or financial institution out of its own profits and not as an expense of the Fund. The Adviser benefits from paying this additional compensation on behalf of the Fund because it receives the incremental advisory fees.

PORTFOLIO MANAGERS

Below is information about other accounts managed by the Adviser’s Investment Committee, the dollar range of Fund shares that each member of the Investment Committee owns, how the Investment Committee members are compensated, and how potential conflicts of interest are managed.

Other Accounts Managed by the Investment Committee (as of October 31, 2014 )

Type of Accounts	Number of Other Accounts Managed	Total Assets in OtherAccounts Managed	Number of Accounts with Advisory Fee Based on Performance	Total Assets in Accounts with Advisory Fee Based on Performance
Other Registered investment companies: Other pooled investment vehicles: Other accounts:	0 0 310	$0 $0 $2.195 billion	0 0 0	$0 $0 $0

Ownership of Fund Shares

Investment Committee Member	Dollar Range of Fund Shares Beneficially Owned as of October 31, 2014
Hirschel B. Abelson	Over $1 million
Irene Bergman	Over $1 million
Andrea Baumann Lustig	Over $1 million
Adam S. Abelson	$100,001 – $500,000
Edward N. Cooper, CFA	$100,001 – $500,000
Philippe T. Labaune	$100,001 – $500,000
Michael J. Alpert	$100,001 – $500,000

Compensation

Hirschel B. Abelson, Adam Abelson, Andrea Baumann Lustig, Philippe Labaune Irene Bergman, Michael J. Alpert and Edward N. Cooper receive an annual salary and bonus.  Hirschel B. Abelson, Adam Abelson, Andrea Baumann Lustig, Philippe Labaune also receive a percentage share of the annual profits of the Adviser based on their ownership position of the Adviser.  Annual bonuses are determined by and subject to the discretion of the Board of Directors of the Adviser and are based upon the Adviser’s overall profitability.

Potential Conflicts of Interest

The Adviser acts as investment adviser to individuals, foundations, pension and profit-sharing plans, retirement plans, trusts, corporations, partnerships and private funds and employs a single portfolio strategy for all of its clients, including the Fund. The Adviser has adopted policies and procedures designed to address potential conflicts in allocation of trades among all its clients. These policies are designed to ensure equitable treatment of all accounts.  See “Brokerage Allocation – Allocation Policies” below for a description of these policies.

BROKERAGE ALLOCATION

The Board of Trustees have reviewed and approved the brokerage arrangements described below.  Decisions to buy and sell securities for the Fund, and assignment of portfolio business and negotiation of commission rates, when applicable, are made by the Adviser.  It is the Fund’s policy to obtain the best price and execution of orders available and, in so doing, the Fund receives portfolio executions and negotiates transactions in accordance with the reliability and quality of a broker’s services, the value of such services and expected contribution to the performance of the Fund.  Subject to the consideration by the Adviser to obtain the best net price and the most favorable execution of the order, other factors considered by the Adviser in selecting brokers or dealers include, but are not limited to: the overall direct net economic result to the Fund (including commissions, which may not be the lowest available but which ordinarily will not be higher than the generally prevailing competitive range), the broker’s trading expertise, execution and clearing capabilities, the financial strength, reputation and stability of the broker, the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved and the availability of the broker to stand ready to execute possibly difficult transactions in the future. The Adviser may also consider research provided by broker-dealers who execute portfolio transactions for the Adviser. This research includes statistical and economic data and research reports on particular companies and industries and is used by the Adviser in connection with all of its similarly managed client accounts.

The Adviser will not direct Fund commissions to brokers or dealers in order to receive any reciprocal business, directly or indirectly, as a result of such commissions.

Section 28(e) of the Securities Exchange Act of 1934 provides a “safe harbor” for advisers who use commissions or transaction fees paid by their advised accounts to obtain investment research services that provide lawful and appropriate assistance to the adviser in performing investment decision-making responsibilities. As required by Section 28(e), the Adviser will make a good faith determination that the amount of commission or other fees paid is reasonable in relation to the value of the brokerage and research services provided.  The Adviser may pay a broker-dealer higher commissions than those available from another broker in recognition of the research services provided.  During the fiscal year ended October 31, 2014 , brokerage transactions and related commissions directed to brokers because of research services provided were $12,658,487 and $1,739 , respectively.

When the Adviser believes that it meets the standards of best execution, the Adviser may execute the Fund’s portfolio transactions through Pershing LLC, the Adviser’s “prime broker,” and Pershing Advisor Solutions LLC as the introducing broker (collectively “Pershing”). As prime broker, Pershing LLC acts as settlement agent, provides custody for assets, and prepares account statements for the Adviser’s clients who choose Pershing as its custodian. As part of the Adviser’s prime brokerage relationship, Pershing Advisor Solutions LLC provides custody services for the Adviser’s clients, including the Fund, at no charge. The Adviser may place the Fund’s trades with any number of executing brokers; however, Pershing may charge $12 per trade ticket for clearing services on trades executed by other brokers.

During the fiscal years ended October 31, 2014 , 2013 and 2012, the Fund paid aggregate brokerage commissions of $40,244 , $29,458 and $62,510, respectively, all of which were paid to unaffiliated brokers.  The aggregate brokerage commissions paid by the Fund during the fiscal year ended October 31, 2013 was lower than the brokerage commissions paid by the Fund during the fiscal years ended 2012 and 2014 primarily due to an increase in capital share activity during those years.

As of October 31, 2014 , the Fund held no securities of its regular brokers or dealers (or the parents thereof).

Allocation Policies

The Adviser manages other client accounts in addition to the Fund. Because the Adviser uses the same investment strategy to manage both the Fund and its other client accounts, the Adviser routinely purchases or sells the same investment securities for the Fund and for one or more of its other client accounts. When the Adviser believes that it is appropriate, it will aggregate orders for two or more client accounts, including the Fund (a “Bunched Trade”).  Bunched Trades are sought when the Adviser believes such trading will result in a more favorable overall execution for all participating accounts. Bunched Trades that are filled at different intervals during a trading day and/or at different prices will be allocated to client accounts at the average price obtained during that day. Depending on the nature of a trade, an order for the purchase or sale of a security may be filled over the course of several days. Partially filled orders will be allocated to client accounts automatically on a random basis by the Adviser’s order management computer system.  The Adviser will continue to purchase or sell shares, in additional aggregated orders if possible, to obtain shares for the accounts not previously filled.  Using this random computer methodology, all managed accounts receive fair and equitable treatment over time.  When necessary, trades will be allocated according to a rotation system that results in a fair and equitable distribution of opportunities throughout the year.  This method will be used, for example, when the quantity of securities obtained would not have a material impact if distributed amongst more than one client account.

CODES OF ETHICS

The Trust, the Distributor and the Adviser have each adopted a Code of Ethics, as required by Rule 17j-1 under the 1940 Act. These Codes of Ethics are designed to prevent personal trading activities that may interfere or be in conflict with client interests, including the Fund. The Adviser’s access persons may occasionally purchase or sell a security for their own account that may be purchased or held by the Fund or may be currently in research or under consideration by the Adviser’s investment committee. In order to avoid any conflict of interest with client interests or the Adviser’s current investment strategy, the Adviser’s Code requires access persons to pre-clear all securities transactions in a security on the Adviser’s restricted list. The Codes of Ethics also bar investments in private placements and initial public offerings by certain personnel of the Trust and the Adviser without pre-clearance.  The Board will review reports under the Codes of Ethics and receive certain certifications with respect to their administration.  The Codes of Ethics are on file with and available from the SEC.

PROXY VOTING POLICIES AND PROCEDURES

In accordance with the 1940 Act, the Trust has adopted policies and procedures for voting proxies related to equity securities that the Fund holds (the “Proxy Voting Policy”).  The Proxy Voting Policy is designed to: (i) ensure that the Trust votes proxies in the best interest of Fund shareholders; (ii) address conflicts of interest between Fund shareholders, on the one hand, and affiliates of the Fund and the Adviser, on the other, that may arise regarding the voting of proxies; and (iii) provide for the disclosure of the Fund’s proxy voting records and the Proxy Voting Policy.

The Proxy Voting Policy delegates to the Adviser the obligation to vote the Fund’s proxies and contains procedures designed to ensure that proxies are voted and to deal with conflicts of interests.  The Board annually will review the Proxy Voting Policies of the Trust and the Adviser and determine whether to amend the Trust’s Policy or to recommend to the Adviser any proposed amendment to its Policy.  The Proxy Voting Policies of the Trust and the Adviser are included as an Appendix to this SAI.

The Trust’s Proxy Voting Policy provides that, in accordance with SEC rules, it will annually disclose on Form N-PX the Fund’s proxy voting record.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, free of charge by calling toll free at 1-866-822-9555.  This information is also available on the SEC’s website at www.sec.gov.

ADDITIONAL INFORMATION ON PURCHASE,
 REDEMPTION AND PRICING OF SHARES

Shares of the Fund are offered for sale on a continuous basis. Shares of the Fund are sold and redeemed at their net asset value as next determined after receipt of the purchase or redemption order in proper form.  In connection with the sale of shares of the Fund, the Adviser may pay a referral fee to solicitors, financial advisers and other persons who refer their clients to the Fund.  This referral fee is paid by the Adviser from its own resources based on the assets invested in the Fund attributable to the solicitor, financial adviser or other person.  No portion of this referral fee is paid by the Fund.

The Fund may suspend the right of redemption or postpone the date of payment for shares during a period when: (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted these suspensions; or (d) an emergency exists as a result of which: (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its assets.

The Fund offers two classes of shares, the Institutional Class shares and the Adviser Class shares.  The Prospectus contains detailed information regarding the eligibility requirements for each class of shares.  If you have any questions regarding your eligibility, please call the Fund’s transfer agent at 1-866-822-9555.

PERFORMANCE OF THE FUND

From time to time the Fund’s performance data may be quoted in advertising and other promotional materials.  The Fund may compare its performance with data published by Lipper, Morningstar, Inc., or Mutual Fund Magazine; fund rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, Morningstar, Inc. or Bloomberg L.P.; and advertising and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, The Wall Street Journal, Money, Forbes, Value Line, Financial World and Barron’s.

From time to time, the “average annual total returns” of an investment in the Fund may be advertised.  An explanation of how total returns are calculated for the Fund and the components of those calculations are set forth below.

Total return information may be useful to investors in reviewing the Fund’s performance.  The Fund’s advertisement of its performance must, under applicable SEC rules, include the Fund’s average annual total returns for the 1, 5, and 10-year periods (or the life of the Fund, if less) as of the most recently ended calendar quarter.  This enables an investor to compare the Fund’s performance to the performance of other funds for the same periods.  However, a number of factors should be considered before using such information as a basis for comparison with other investments.  Investments in the Fund are not insured, and its total return is not guaranteed and normally will fluctuate on a daily basis.  When redeemed, an investor’s shares may be worth more or less than their original cost.  Total return for any given past period is not a prediction or representation by the Fund of future rates of return.  The total return of the Fund is affected by portfolio quality, portfolio maturity, the type of investments the Fund holds, and operating expenses.

Total Return Calculations

The “average annual total return before taxes” of the Fund is an average annual compounded rate of return before taxes for each year in a specified number of years.  It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n”) to achieve an Ending Redeemable Value (“ERV”), assuming that dividends and distributions were reinvested at the appropriate net asset value per share, according to the following formula:

P(1+T)n = ERV

A cumulative “total return before taxes” calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year.  Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis.  Total return is determined as follows:

ERV - P	=	Total Return Before Taxes
P

Total Returns After Taxes on Distributions

The “average annual total return after taxes on distributions” of the Fund is an average annual compounded return for each year in a specified number of years after taxes on Fund distributions in each year.  It is the rate of return (“T”) based on the change in value of a hypothetical initial investment of $1,000 (“P”) held for the number of years (“n”) to achieve the ending value after taxes on distributions (“ATVD”), according to the following formula:

P(1+T)n = ATVD

A cumulative “total return after taxes on distributions” calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year.  Its calculation uses some of the same factors as average annual total return after taxes on distributions, but it does not average the rate of return on an annual basis.  Total return after taxes on distributions is determined as follows:

ATVD – P	=	Total Return After Taxes on Distributions
P

Total Returns After Taxes on Distributions and Redemptions

The “average annual total return after taxes on distributions and redemptions” of the Fund is an average annual compounded rate of return after taxes on distributions and redemption for each year in a specified number of years.  It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P”) held for a number of years (“n”) to achieve an ending value at the end of the periods shown (“ATVDR”), according to the following formula:

P(1+T)n = ATVDR

A cumulative “total return after taxes on distributions and redemptions” calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year.  Its calculation uses some of the same factors as average annual total return after taxes on distributions and redemptions, but it does not average the rate of return on an annual basis.  Total return after taxes on distributions is determined as follows:

ATVDR - P	=	Total Return After Taxes on Distributions and Redemptions
P

TAXES

The following is only a summary of certain additional federal income and excise tax considerations generally affecting the Fund and its shareholders that are not described in the prospectus.  No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the prospectus are not intended as substitutes for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisors with specific reference to their own circumstances. Special tax considerations may apply to certain types of investors subject to special treatment under the Internal Revenue Code (the “Code”), including, for example, insurance companies, banks and tax-exempt organizations.

Qualification as a Regulated Investment Company

The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code.  As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gains over net long-term capital losses) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the “Distribution Requirement”), and satisfies certain other requirements of the Code that are described below.  Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains during such taxable year and will, therefore, count towards the satisfaction of the Distribution Requirement.

If the Fund has a net capital loss (i.e., an excess of capital losses over capital gains) for any year, the amount thereof may be carried forward indefinitely.  Under Code Sections 382 and 383, if the Fund has an “ownership change,” then the Fund’s use of its capital loss carryforwards in any year following the ownership change will be limited to an amount equal to the net assets of the Fund immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the Internal Revenue Service) in effect for the month in which the ownership change occurs. The Fund will use its best effort to avoid having an ownership change that would limit its use of capital loss carryforwards.  However, because of circumstances which may be beyond the control or knowledge of the Fund, there can be no assurance that the Fund will not have an ownership change.  If the Fund has an ownership change, then the Fund will be subject to Federal income taxes on any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carryforwards unless distributed by the Fund.  Any distribution of such capital gain net income will be taxable to shareholders as described under “Fund Distributions” below.

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company’s principal business of investing in stock or securities), other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income from interests in qualified publicly traded partnerships.

In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss.  In addition, gain will be recognized as a result of certain constructive sales, including short sales “against the box.”  However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the Fund held the debt obligation.  In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless the Fund elects otherwise), will generally be treated as ordinary income or loss (but only to the extent attributable to changes in foreign currency exchange rates).

Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the expected return is attributable to the time value of the Fund’s net investment in the transaction and:  (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of Section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations.  The amount of the gain recharacterized generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue, reduced by an amount equal to: (1) prior inclusions of ordinary income items from the conversion transaction and (2) under Treasury regulations that have not yet been promulgated, the capitalized interest on acquisition indebtedness. Built-in losses will be preserved where the Fund has a built-in loss with respect to property that becomes a part of a conversion transaction.  No authority exists that indicates that the converted character of the income will not be passed through to the Fund’s shareholders.

In general, for purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a “short sale” (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, or (2) the asset is otherwise held by the Fund as part of a “straddle” (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto.  In addition, the Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

Any gain recognized by the Fund on the lapse of, or any gain or loss recognized by the Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

A regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gains over net short-term capital losses) for any taxable year, may elect to treat all or any part of certain net capital losses, incurred after October 31 of a taxable year, and certain net ordinary losses incurred after October 31 or December 31 of a taxable year, as if they had been incurred in the succeeding taxable year.

In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company.  Under this test, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s total assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of any such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of any such issuer), and no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), in the securities of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses (other than securities of other regulated investment companies), or in the securities of one or more qualified publicly traded partnerships.  Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option.

If, for any taxable year, the Fund does not qualify as a regulated investment company after taking into account cure provisions available for certain failures to so qualify (certain of which would result in the imposition of a tax on the Fund), all of the Fund’s taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as dividends to the extent of the Fund’s current and accumulated earnings and profits.  Such distributions may be eligible for (i) the dividends-received deduction in the case of corporate shareholders or (ii) treatment as “qualified dividend income” in the case of noncorporate shareholders.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for such calendar year and 98.2% of its capital gain net income for the one-year period ended on October 31 of such calendar year.  The balance of such income must be distributed during the next calendar year.  For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year and, if it so elects, the amount on which qualified estimated tax payments are made by it during such calendar year (in which case the amount it is treated as having distributed in the following calendar year will be reduced).  There can be no assurance that the Fund’s distributions will be sufficient to avoid this excise tax.

For purposes of the excise tax, a regulated investment company shall:  (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; (2) exclude specified gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such specified gains and losses in determining ordinary taxable income for the succeeding calendar year); and (3) apply mark to market provisions which treat property as disposed of on the last day of a taxable year as if the taxable year ended on October 31.  In addition, a regulated investment company may elect to determine its ordinary income for the calendar year without regard to any net ordinary loss (determined without respect to specified gains and losses taken into account in clause (2) of the preceding sentence) attributable to the portion of the such calendar year which is after the beginning of the taxable year which begins in such calendar year.  Any amount of net ordinary loss not taken into account for a calendar year by reason of the preceding sentence will be treated as arising on the first day of the following calendar year.

Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year.  Such distributions will be treated as dividends for federal income tax purposes and may be taxable to non-corporate shareholders at long-term capital gains rates (a “qualified dividend”), provided that certain requirements, as discussed below, are met.  Dividends received by corporate shareholders and dividends that do not constitute qualified dividends are taxable as ordinary income.  The portion of dividends received from the Fund that are qualified dividends generally will be determined on a look-through basis.  If the aggregate qualified dividends received by the Fund are less than 95% of the Fund’s gross income (as specially computed), the portion of dividends received from the Fund that constitute qualified dividends will be designated by the Fund and generally cannot exceed the ratio that the qualified dividends received by the Fund bear to its gross income.  If the aggregate qualified dividends received by the Fund equal at least 95% of its gross income, then all of the dividends received from the Fund may constitute qualified dividends.

No dividend will constitute a qualified dividend (1) if it has been paid with respect to any share of stock that the Fund has held for less than 61 days (91 days in the case of certain preferred stock) during the 121-day period (181-day period in the case of certain preferred stock) beginning on the date that is 60 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of Code Section 246(c), any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option (or an in-the-money qualified call option) to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) if the noncorporate shareholder fails to meet the holding period requirements set forth in (1) with respect to its shares in the Fund to which the dividend is attributable; or (3) to the extent that the Fund (or shareholder, as applicable) is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in property substantially similar or related to stock with respect to which an otherwise qualified dividend is paid.

Dividends received by the Fund from a foreign corporation will be qualified dividends if (1) the stock with respect to which the dividend is paid is readily tradable on an established securities market in the U.S., (2) the foreign corporation is incorporated in a possession of the U.S. or (3) the foreign corporation is eligible for the benefits of a comprehensive income tax treaty with the U.S. that includes an exchange of information program (and that the Treasury Department determines to be satisfactory for these purposes).  The Treasury Department has issued guidance identifying which treaties are satisfactory for these purposes. Notwithstanding the above, dividends received from a foreign corporation that, for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company, will not constitute qualified dividends.

Distributions attributable to dividends received by the Fund from domestic corporations will qualify for the 70% dividends-received deduction (“DRD”) for corporate shareholders only to the extent discussed below.  Distributions attributable to interest received by the Fund will not and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the DRD.

Ordinary income dividends paid by the Fund with respect to a taxable year may qualify for the 70% DRD generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of dividends received by the Fund from domestic corporations for the taxable year.  No DRD will be allowed with respect to any dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period (181-day period in the case of certain preferred stock) beginning on the date that is 45 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose under the rules of Code Section 246(c) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A.  Moreover, the DRD for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b), which in general limits the DRD to 70% of the shareholder’s taxable income (determined without regard to the DRD and certain other items).

Alternative minimum tax (“AMT”) is imposed in addition to, but only to the extent it exceeds, the regular income tax on the excess of the taxpayer’s alternative minimum taxable income (“AMTI”) over an exemption amount. For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation’s AMTI.  However, a corporate shareholder will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer’s adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts.  Net capital gain that is distributed and reported as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.  The Code provides, however, that under certain conditions only 50% or less of the capital gain recognized upon the Fund’s disposition of domestic qualified “small business” stock will be subject to tax.

Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate tax rate.  If the Fund elects to retain its net capital gain, it is expected that it also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

The Fund has instructed the Adviser to minimize taxable distributions on behalf of the Fund when deemed in the best interest of shareholders.  As a result, the Adviser may sell portfolio holdings that are currently in a loss position in order to offset realized taxable gains.  Using this technique the Fund’s portfolio turnover rate may see an increase which could result in additional transactional costs.  This Adviser does not anticipate this to become a principal component of the Fund’s investment strategy.

Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source.  The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income.  It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known.

Distributions by the Fund that do not constitute ordinary income dividends, qualified dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund.  Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.  In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made.  However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and paid by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year.  Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

Certain shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund.  Shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding taxes at the applicable rate on ordinary income dividends, qualified dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to properly report the receipt of interest or dividend income, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other “exempt recipient.”

Sale or Redemption of Shares

A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares.  All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund (including through the reinvestment of distributions by the Fund) within 30 days before or after the sale or redemption of shares of the Fund.  In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year.  However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares.  For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares.  Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

Tax Shelter and Other Reporting Requirements

If a shareholder realizes a loss on the disposition of Fund shares of at least $2 million in any single taxable year, or at least $4 million in any combination of taxable years (for an individual shareholder) or at least $10 million in any single taxable year, or at least $20 million in any combination of taxable years (for a corporate shareholder), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.  Shareholders should consult their tax advisers to determine the applicability of this requirement in light of their individual circumstances.

Foreign Shareholders

Taxation of a shareholder who, with respect to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, subject to the discussion below with respect to “interest-related dividends” and “short-term capital gain dividends,” ordinary income dividends (including dividends that would otherwise be treated as qualified dividends to an applicable non-foreign shareholder) paid to a foreign shareholder will be subject to 30% U.S. withholding tax (or lower treaty rate) upon the gross amount of the dividend.  Such foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains. For taxable years beginning before January 1, 2015 , U.S. withholding tax generally would not apply to amounts paid by the Fund which are designated as an “interest-related dividend” or a “short-term capital gain dividend.” The aggregate amount treated as an interest-related dividend for the year is limited to the Fund’s qualified net interest income for the year, which is the excess of the sum of the Fund’s qualified interest income (generally, its U.S. source interest income) over the deductions properly allocable to such income. The aggregate amount treated as a “short-term capital gain dividend” is limited to the excess of the Fund’s net short-term capital gain over its net long-term capital loss (determined without regard to any net capital loss or net short term capital loss attributable to transactions occurring after October 31; any such loss is treated as arising on the first day of the next year).

If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then any dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

In the case of a foreign shareholder other than a corporation, the Fund may be required to withhold U.S. federal income tax at the applicable rate on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholder furnishes the Fund with proper notification of his/her foreign status.

Dividends paid by the Fund after June 30, 2014 and gross proceeds from the redemption of shares of the Fund and certain capital gain dividends that it pays after December 31, 2016 to “foreign financial institutions” and certain other foreign entities will be subject to U.S. withholding tax at a rate of 30% unless various certification, information reporting, due diligence and other applicable requirements (different from, and in addition to, those described above) are satisfied.  Payments to a foreign financial institution generally will be subject to withholding unless, among other things, it enters into an agreement with the U.S. Treasury to obtain information with respect to and report on accounts held by certain U.S. persons or U.S. owned foreign entities, and to withhold on payments made to certain account holders.  Payments to a foreign entity that is not a foreign financial institution generally will be subject to withholding if such entity or another non-financial foreign entity is the beneficial owner of the payment unless, among things, the beneficial owner or payee either certifies that the beneficial owner of the payment does not have any “substantial United States owners” or provides certain identifying information with respect to each of its substantial United States owners.  Payments that are taken into account as effectively connected income are not subject to these withholding rules.  Foreign shareholders should consult their own tax advisors as to the applicability and consequences of this new legislation to them.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Effect of Future Legislation; Foreign, State and Local Tax Consideration

The foregoing general discussion of U.S. federal income and excise tax consequences is based on the Code and the Treasury regulations issued there under in effect on the date of this SAI.  Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

Rules of foreign, state and local taxation of ordinary income dividends, qualified dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other foreign, state and local tax rules affecting an investment in the Fund.

ADDITIONAL INFORMATION ABOUT THE FUND

Stralem Fund, a Delaware statutory trust, is comprised of one series, Stralem Equity Fund.  The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Trust Instrument provides that shareholders of the Trust shall not be liable for the obligations of the Trust.  The Trust Instrument also provides for indemnification out of Trust property for any shareholder held personally liable solely by his or her being or having been a shareholder.  The Trust Instrument also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon.  Thus, the risk of a shareholder incurring financial loss because of shareholder liability is considered to be extremely remote.

The Trust Instrument authorizes the Board to issue an unlimited number of shares, which are units of beneficial interest, with a par value of $0.01 per share.  Each share has one vote and participates equally in dividends and distributions declared by the Fund, as well as in the Fund’s net assets in the event of the Fund’s liquidation.  The Fund’s shares, when issued, are fully paid and non-assessable.  Shares of the Fund have no pre-emptive, subscription or conversion rights and are freely transferable.

EisnerAmper LLP, 750 Third Avenue, New York, New York 10017, is an independent registered public accounting firm and provides auditing and tax services for the Fund.

Pershing Advisor Solutions LLC (the “Custodian”) acts as the custodian for the securities of the Fund.  The Custodian’s principal offices are located at 1 Pershing Plaza, Jersey City, New Jersey 07399.

Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as counsel to the Trust.

FINANCIAL STATEMENTS

The financial statements of the Fund, which have been audited by EisnerAmper LLP, an independent registered public accounting firm, are incorporated herein by reference to the annual report of the Fund dated October 31, 2014 .

APPENDIX — PROXY VOTING POLICIES

STRALEM FUND

Proxy Voting Policies

As Amended March 2010

Stralem Fund (the "Trust") on behalf of the Stralem Equity Fund (the "Fund") has adopted these Proxy Voting Policies and Procedures ("Policies") to:

•	ensure that they vote proxies in the best interests of shareholders of the
Fund with a view toward maximizing the value of their investments;
•	address any conflicts that may arise between shareholders, on the one hand, and "affiliated persons" of the Fund or of Stralem & Company Incorporated ("Stralem") on the other;
•	authorize the Boards of Trustees of the Fund to oversee proxy voting, and
•	provide for the disclosure of the Fund's proxy voting records and these
Policies.

I.	Delegation to Stralem

The Trust hereby delegates the responsibility for voting proxies on behalf of the Fund with respect to all equity securities held by the Fund to Stralem in accordance with these Policies, subject to oversight by the Trustees.

The Trustees have reviewed Stralem's Proxy Voting Policy and Procedures (the "Procedures") and have determined that they are reasonably designed to ensure that Stralem will vote all proxies in the best interests of the Shareholders, untainted by conflicts of interests.  The Procedures are adopted as part of these Policies.  The Board of Trustees must approve any material change in the Procedures with respect to the Portfolio.

II.	Disclosure

A.	Voting Records

In accordance with Rule 30bl-4 under the Investment Company Act of 1940, as amended, the Trust shall file annually with the Securities and Exchange Commission (the "SEC") on Form N-PX (or such other form as the SEC may designate) the Fund's proxy voting records for the most recent twelve-month period ended June 30 (the "Voting Records").

The Voting Records shall consist of, for each proposal on which the Fund was entitled to vote with respect to a security held by the Fund (for the designated time period of the Voting Records):

•	the name of the issuer of the portfolio security
•	the exchange ticker symbol of the portfolio security
•	the CUSIP number for the portfolio security

•	the shareholder meeting date
•	a brief identification of the matter voted upon
•	whether the matter was proposed by the issuer or by a security holder
•	whether the Fund cast a vote and, if so, how the vote was cast
•	whether the vote cast was for or against management of the issuer

B.	Disclosure the Policies and How to Obtain Information

1.      Description of the policies.  The Fund's statement of additional information ("SAI")  shall describe these Policies, including the Procedures.

2.      How to obtain a copy of the Policies.  The Fund shall disclose in all shareholder reports that a description of these Policies is available

•	without charge, upon request, by calling Stralem toll free at (866) 822-9555;
•	on the Fund's website at www.stralemfund.com;
•	at the SEC's website, www.sec.gov.

3.       How to obtain information about the Fund's proxy votes.  The Fund shall disclose in all shareholder reports and the SAl that information regarding how the Fund voted proxies relating to portfolio securities is available:

•	without charge, upon request, by calling Stralem toll free at (866) 822-9555;
•	on the Fund's website at www.stralemfund.com;
•	at the SEC's website, www.sec.gov.

The Fund must send the information  disclosed in their most recently filed proxy voting report on Form N-PX within three business days after the receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

III.	Review by Trustees

Stralem shall report to the Trustees,  at least annually, the Voting Records of the Fund in a form as the Trustees may request.  This report shall:

•	describe any conflicts of interests that were identified in connection with the voting of securities under the Procedures and how they were addressed; and
•	summarize all votes that were made other than in accordance with the
Procedures.

The Trustees will review these Policies and the Adviser's Procedures annually and determine whether any amendments  to these Policies or the Procedures  would be appropriate.

Section 18	Stralem Fund-Proxy Voting Policy	Page 2 of 3

Adopted: October 1, 2003

Effective March 2010

STRALEM & COMPANY INCORPORATED

PROXY VOTING POLICY AND

PROCEDURES

I.	Proxy Voting Policy

SEC registered investment advisers are required to follow certain limited steps concerning proxy voting on behalf of their clients. They must:

•
Adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interest of clients, and those procedures must include how the adviser will address material conflicts that may arise between the adviser's interests and its clients'

interests;
•	Disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to client securities; and
•	Describe to clients the adviser's proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.

Stralem & Company Incorporated ("Stralem") has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts.  Generally, Stralem is not authorized by its clients to vote proxies on their behalf.   Although Stralem's  proxy voting policies are stated below, Stralem considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate in the best interest of shareholders.

As a general rule, Stralem will vote against any actions that would:

•	reduce the rights or options of shareholders,
•	reduce shareholder influence over the board of directors and management,
•	reduce the alignment of interests between management and shareholders, or
•	reduce the value of shareholders' investments.

A.	Boards Of Directors

A board that has at least a majority of independent directors is integral to good corporate governance.  Key board committees, including audit and compensation committees, should be completely independent.

There are some actions by directors that should result in votes for their election being withheld.

These instances include directors who:

•	Are not independent directors and sit on the board's audit or compensation committee;
•	Attend less than 75 percent of the board and committee meetings without a valid excuse;
•	Implement or renew a dead-hand or modified dead-hand poison pill;
•	Enacted egregious corporate governance policies or failed to replace management as appropriate;
•	Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or
•	Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

Votes in a contested election of directors must be evaluated on a case-by-case  basis, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;
•	Management's track record;
•	Portfolio manager's assessment;
•	Qualifications of director nominees (both slates);
•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and
•	Background to the proxy contest.

B.	Independent Auditors

A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. Stralem will support the reappointment of the company's auditors unless:

•	It is not clear that the auditors will be able to fulfill their function;
•	There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or
•	The auditors have a significant professional or personal relationship with the issuer that compromises the auditors’ independence.

C.	Compensation Programs

Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders’ ownership  interests in the company, provide participants with excessive awards or have objectionable structural features. Stralem will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

•	Stralem will generally vote against plans where:
+	the total dilution (including all equity-based plans) is excessive.
+	the company can re-price underwater options without shareholder approval,
+	the company can issue options with an exercise price below the stock's current market price,
+	the company can issue reload options, or
+	the plans includes an automatic share replenishment ("evergreen") feature.
•	Stralem will generally support:
+	proposals to re-price options if there is a value-for-value (rather than a share-for-share) exchange.
+	the board's discretion to determine and grant appropriate cash compensation and severance packages.
+	the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

D.	Corporate Matters

Stralem will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.

•	Stralem will generally support:
+
merger and acquisition proposals that the Senior Portfolio Manager believes, based on his review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance  or shareholder rights.

+
proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder  returns.

+	proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

•	Stralem will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

E.	Shareholder Proposals

Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence.  Stralem reviews shareholder proposals on a case by-case  basis,  giving  careful  consideration   to  such  factors  as:  the  proposal's impact  on  the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company’s overall corporate governance provisions, and the reasonableness of the request.

•	Stralem will generally support
+	the board's discretion regarding shareholder proposals that involve ordinary business practices.
+	proposals that are designed to protect shareholder rights if the company’s corporate governance standards indicate that such additional protections are warranted.
+	proposals to lower barriers to shareholder action.
+	proposals to subject shareholder rights plans to a shareholder vote.

F.	Other

•	Stralem will vote against
+ +
proposals where the proxy materials lack sufficient information upon which to base an informed decision.
proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.

•	Stralem will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.

Stralem's proxy policies, and the procedures noted below, may be amended from time to time.

II.	Proxy Voting Procedures

•
Stralem subscribes to the proxy monitoring and voting agent services offered by Institutional Shareholder Services, Inc/RiskMetrics ("ISS").  ISS provides a proxy analysis with research and voting recommendations for each matter submitted to shareholder vote by companies held in the portfolios of advisory accounts that have requested Stralem to assume proxy voting responsibility or accounts that Stralem is required by law to vote proxies on behalf of that entity. In addition, ISS votes, records and generates a voting activity report for Stralem's clients. Stralem monitors ISS's voting and if Stralem does not issue instructions to ISS for a particular matter, ISS will mark the ballots in accordance with their recommendations. As part of ISS's recordkeeping/administrative function, ISS receives and reviews all proxy statements, ballots and other materials, and generates reports regarding proxy activity. Stralem may receive proxy statements with respect to client securities at any time, although in general proxy statements will be sent either directly to ISS or to the client if Stralem has not been asked to vote the proxies.

•
Some clients over which Stralem has proxy voting discretion participate in securities lending programs. Stralem will be unable to vote any security that is out on loan to a borrower on a proxy record date because title to loaned securities passes to the borrower.

•
When Stralem is asked or required by law to vote proxies on behalf of a client, Stralem will generally vote in accordance with the recommendations of ISS, but Stralem may issue instructions to change a particular vote if Stralem determines that it is in the client's best interest. Where applicable, Stralem will also consider any specific guidelines designated in writing by a client. Clients that specify the use of proxy guidelines other than the ISS standard voting guidelines will be voted in accordance with these other guidelines. In addition to ISS' standard guidelines, Stralem also subscribes to ISS’ Socially Responsible guidelines and Taft-Hartley guidelines.

•
The Senior Portfolio Manager will consider Stralem's fiduciary  responsibility to all clients when addressing proxy issues and vote accordingly.  The Senior Portfolio Manager will periodically monitor and review the policies of ISS.

In addition to the foregoing, Stralem will adhere to the following protocols:

•	Stralem will not engage in conduct that involves an attempt to change or influence the control of a company, other than by voting proxies and participating in Creditors' committees.
•	Stralem will not publicly announce its voting intentions and the reasons therefore.
•	Stralem will not participate in a proxy solicitation or otherwise seek proxyvoting authority from any other public company shareholder.
•
All communications  regarding proxy issues between the Stralem and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing Stralem's  concerns for its advisory clients’ interests and not in an attempt to influence or control management.

III.	Conflicts of Interest

A potential conflict of interest situation may include where Stralem or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products  or services to, or otherwise has a material business relationship  with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm Stralem's relationship  with the company.   In order to avoid even the appearance of impropriety,  Stralem will not take Stralem's relationship with the company into account, and will vote the company's proxies in the best interest of Stralem's advisory clients, in accordance with these proxy policies and procedures.

To the extent  that  the Senior Portfolio  Manager  has  any conflict  of interest  with  respect  to a company or an issue presented, then the Senior Portfolio Manager should inform the Compliance Officer and the President of Stralem of such conflict and Stralem will refer the matter to ISS and direct that service to vote the proxy in the client's interest.

IV.	Document Retention Policy.

Stralem  will retain  and/or  cause to be retained  by  ISS  the  following  documents  in  a central location:

•	A copy of this Policy & Procedure Statement.
•	A list of proxy statements received for each advisory client.
•
A record of each vote cast on behalf of a client.  Stralem may rely on a third party to make and retain this record on Stralem's behalf, so long as Stralem has obtained the third party's  undertaking  to provide a copy of such voting record promptly upon request.

•	A copy of any document created by Stralem that was material to Stralem's decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision.
•	A copy of each written client request for information on how Stralem voted proxies on behalf of the client, and a copy of any written response from Stralem to the requesting client.

These documents will be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record. Records maintained by Stralem shall be maintained for the first two years in an appropriate office of Stralem and three years in offsite storage.

Registration Statement
of
STRALEM FUND
on Form N-1A

PART C.	OTHER INFORMATION

Item 28.	Exhibits

(a)(1)	Certificate of Trust dated January 27, 1999(1)

(a)(2)	Trust Instrument dated January 27, 1999(2)

(b)	Trust Bylaws dated December 14, 2005(2)

(c)
The rights of holders of the securities being registered are set out in Articles II, VII, IX and X of the Trust Instrument referenced in Exhibit (a) above, and in Article IV of the Trust Bylaws referenced in Exhibit (b) above.

(d)(1)	Investment Advisory Agreement dated November 1, 2011 between Registrant and Stralem & Company Incorporated (“Stralem”)(10)

(d)(2)	Expense Limitation Agreement between Registrant and Stralem(12)

(e)	Distribution Agreement dated June 7, 2012 between Registrant and Ultimus Fund Distributors, LLC(11)

(f)	Not applicable

(g)	Custodian Agreement between Registrant and Pershing Advisory Solutions LLC(4)

(h)	Mutual Fund Services Agreement dated May 1, 2008 between Registrant and Ultimus Fund Solutions, LLC (5)

(h)(1)	Amendment to Mutual Fund Services Agreement dated July 1, 2009 between Registrant and Ultimus Fund Solutions, LLC(7)

(i)(1)	Opinion of Kramer Levin Naftalis & Frankel LLP dated April 29, 1999(3)

(i)(2)	Opinion of Morris, Nichols, Arsht & Tunnell dated April 29, 1999(3)

(i)(3)	Consent of Kramer Levin Naftalis & Frankel LLP(12)

(j)	Consent of Independent Registered Public Accounting Firm(12)

(k)	Not applicable

(l)	Not applicable

(m)	Distribution Plan Adopted Pursuant to Rule 12b-1 of the Investment Company Act of 1940(6)

(n)	Rule 18f-3 Multi-Class Plan(6)

(o)	Reserved

(p)(1)	Code of Ethics of Registrant(9)

(p)(2)	Code of Ethics of Stralem & Company Incorporated(12)

(p)(3)	Code of Ethics of Ultimus Fund Distributors, LLC(10)

(1)	Filed electronically as an Exhibit to Post-Effective Amendment No. 40 to Registrant’s Registration Statement on Form N-1A on February 26, 1999, accession number 0000922423-99-000367, and incorporated herein by reference.

(2)	Filed electronically as an Exhibit to Post-Effective Amendment No. 53 to Registrant’s Registration Statement on Form N-1A on February 28, 2006, accession number 0000922423-06-000323, and incorporated herein by reference.

(3)	Filed electronically as an Exhibit to Post-Effective Amendment No. 41 to Registrant’s Registration Statement on Form N-1A on April 29, 1999, accession number 0000922423-99-000570 and incorporated herein by reference.

(4)	Filed electronically as an Exhibit to Post-Effective Amendment No. 55 to Registrant’s Registration Statement on Form N-1A on February 4, 2008, accession number 0000922423-08-000109 and incorporated herein by reference.

(5)	Filed electronically as an Exhibit to Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A on February 27, 2009, accession number 0001111830-09-000226 and incorporated herein by reference

(6)	Filed electronically as an Exhibit to Post-Effective Amendment No. 57 to Registrant’s Registration Statement on Form N-1A on May 1, 2009, accession number 0001111830-09-000475 and incorporated herein by reference

(7)	Filed electronically as an Exhibit to Post-Effective Amendment No. 58 to Registrant’s Registration Statement on Form N-1A on December 31, 2009, accession number 0001111830-09-001306 and incorporated herein by reference

(8)	Filed electronically as an Exhibit to Post-Effective Amendment No. 59 to Registrant’s Registration Statement on Form N-1A on March 1, 2010, accession number 0001111830-10-000270 and incorporated herein by reference

(9)	Filed electronically as an Exhibit to Post-Effective Amendment No. 60 to Registrant’s Registration Statement on Form N-1A on February 28, 2011, accession number 0001111830-11-000128 and incorporated herein by reference

(10)	Filed electronically as an Exhibit to Post-Effective Amendment No. 62 to Registrant’s Registration Statement on Form N-1A on February 28, 2012, accession number 0001111830-12-000120 and incorporated herein by reference

(11)	Filed electronically as an Exhibit to Post-Effective Amendment No. 64 to Registrant’s Registration Statement on Form N-1A on February 28, 2013, accession number 0001111830-13-000189 and incorporated herein by reference

(12)	Filed herewith.

Item 29.	Persons Controlled by or Under Common Control with Registrant.

There are no persons controlled by or under common control with the Registrant.

Item 30.	Indemnification.

Indemnification in Trust Instrument of Registrant referenced in Item 28(a)(2), above.

Section 10.02  Indemnification

(a)              Subject to the exceptions and limitations contained in Subsection 10.02(b):

(i)              every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii)              the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)              No indemnification shall be provided hereunder to a Covered Person:

(i)              who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii)              in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c)              The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.  Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d)              Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection (a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02.

The Investment Advisory Agreement with Stralem & Company Incorporated (“Stralem”) provide that Stralem, its directors, officers, shareholders, agents, or employees shall not be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith; provided, however, that nothing therein shall be construed to protect Stralem, its directors, officers, shareholders, agents, or employees against any liability to the Registrant by reason of willful misfeasance, bad faith or gross negligence in performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement.

The Distribution Agreement with Ultimus Fund Distributors, LLC (the “Distributor”) provides that the Distributor, its directors, officers, employees, partners, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Distributor’s duties or from the reckless disregard by any of such persons of Distributor’s obligations and duties under the Agreement.  Registrant will advance attorneys’ fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy.  The policy provides coverage to the Registrant and its Trustees and officers, as well as Stralem, its directors, officers, shareholders, agents, or employees.  Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 31.	Business and Other Connections of Investment Adviser.

The following table shows the names and principal occupations with Stralem of the officers and directors of Stralem and their positions, if any, with Registrant.  These individuals have no other substantial business or other connections other than with Stralem or Registrant.

Name	Principal Occupation with Stralem	Position with Registrant
Hirschel B. Abelson	Chairman	Senior Assistant Treasurer
Irene Bergman	Senior Vice President	None
Philippe Labaune	Executive Vice President	Vice President
Adam Abelson	Chief Investment Officer	Vice President
Andrea Baumann Lustig	President	President
Joann Paccione	Chief Compliance Officer	Chief Compliance Officer, Senior Assistant Treasurer, Senior Assistant Secretary

The address of each of the foregoing is 645 Madison Avenue, New York, New York 10022.

Item 32.	Principal Underwriters.

(a)	Ultimus Fund Distributors, LLC (the Distributor”), 225 Pictoria Drive, Suite 450, also acts as the principal underwriter for the following other open-end investment companies:

Williamsburg Investment Trust	The Investment House Funds
The Berwyn Funds	Hussman Investment Trust
TFS Capital Investment Trust	Schwartz Investment Trust
Papp Investment Trust	Profit Funds Investment Trust
AlphaMark Investment Trust	CM Advisors Family of Funds
Piedmont Investment Trust	Ultimus Managers Trust
Gardner Lewis Investment Trust	The Cutler Trust
The First Western Funds Trust	WST Investment Trust
BPV Family of Funds	Eubel Brady & Suttman Mutual Fund Trust

(b)	The following list sets forth the directors and executive officers of the Distributor.

Name	Position with Distributor	Position with Registrant
Robert G. Dorsey	President/Managing Director	Assistant Vice President
Mark J. Seger	Treasurer/Managing Director	Treasurer
Gary R. Tenkman	Managing Director	None
Wade R. Bridge	Vice President	Secretary
Craig J. Hunt	Vice President	None
Tina H. Bloom	Vice President	Assistant Secretary
Jeffrey Moeller	Vice President	None
Kristine M. Limbert	Vice President	None
Stephen L. Preston	Chief Compliance Officer	Assistant Vice President
Douglas K. Jones	Vice President	None
Nancy Aleshire	Vice President	None
David Carson	Vice President	None
Kevin Guerette	Vice President	None
Kirk Littleton	Vice President	None

The address of all of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

(c)	Inapplicable

Item 33.	Location of Accounts and Records.

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at the principal executive offices of its administrator, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or its investment adviser, Stralem & Company Incorporated, 645 Madison Avenue, New York, New York 10022.  Certain records, including records relating to the possession of Registrant’s securities, may be maintained at the offices of Registrant’s custodian, Pershing LLC, 1 Pershing Plaza, Jersey City, NJ  07399.  Paper books and records that are three years or older are maintained at an off-site storage facility, Yorkville Van & Storage, at 270 Rider Avenue, Bronx, NY 10451.

Item 34.	Management Services.

Not applicable.

Item 35.	Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness under Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 26th day of February, 2015.

STRALEM FUND

By:	/s/ Andrea Baumann Lustig
Andrea Baumann Lustig, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Dates

/s/ Andrea Baumann Lustig	President	February 26, 2015
Andrea Baumann Lustig	(Principal Executive Officer)

/s/ Geoff Gottlieb		February 26, 2015
Geoff Gottlieb	Trustee

/s/ Michael T. Rubin		February 26, 2015
Michael T. Rubin	Trustee

/s/ David J. Koeppel		February 26, 2015
David J. Koeppel	Trustee

/s/ Edward A. Kuczmarski		February 26, 2015
Edward A. Kuczmarski	Trustee

/s/ Mark J. Seger		February 26, 2015
Mark J. Seger	Treasurer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

EX-99.(d)(2)	Expense Limitation Agreement
EX-99.(i)(3)	Consent of Kramer Levin Naftalis & Frankel LLP
EX-99.(j)	Consent of Independent Registered Public Accounting Firm
EX-99.(p)(2)	Code of Ethics for Stralem & Company, Incorporated